As filed with the Securities and Exchange Commission on December 17, 2010.

Registration No. _________________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.
[ ] Post-Effective Amendment No.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
f/k/a Principal Variable Contracts Fund, Inc.
(Exact name of Registrant as specified in charter)

680 8th Street, Des Moines, Iowa 50392-2080
(Address of Registrant's Principal Executive Offices)

515-248-3842
(Registrant's Telephone Number, Including Area Code)

Michael D. Roughton
Counsel, Principal Funds, Inc.
711 High Street, Suite 405 West
Des Moines, Iowa 50392-2080
(Name and Address of Agent for Service)

Copies of all communications to:
John W. Blouch
Dykema Gossett PLLC
1300 I Street, N.W.
Washington, D.C. 20005-3353
202-906-8714; 202-906-8669 (Fax)

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Class 1 Shares common stock, par value $.01 per share.
No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f)
under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on January 18, 2011, pursuant to Rule 488.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

__________, 2011
Dear Contract Owner:
A Special Meeting of Shareholders of Principal Variable Contracts Funds, Inc. (“PVC”) will be held at 650 8th Street, Des Moines, Iowa
50392-2080, on February 28, 2011 at 10:30 a.m., Central Time.

At the meeting, shareholders of the LargeCap Value Account III (the “Acquired Fund”) will be asked to consider and approve a Plan of
Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the Equity Income Account (the “Acquiring Fund”).
Each of these Funds is a separate series or fund of PVC.

As an investor through a variable annuity contract or variable life insurance policy issued through an Insurance Company, you can instruct your Insurance Company as to how to vote on the proposed reorganization. At the special meeting of shareholders, your Insurance
Company will vote on as instructed by you and other investors holding contracts or policies through your Insurance Company.

Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the
Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class 1 shares of the Acquired Fund will receive Class 1 shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 29, 2011.

The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.

*****

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of the Acquired Fund attributable to your variable contract or policy as of January 6, 2011, the record date for the Meeting. The Proxy
Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the
Proposal.

In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your voting instruction card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by February 25, 2011.

As a convenience, we offer three options by which to vote your shares:
By Internet: Follow the instructions located on your voting instruction card.
By Phone: The phone number is located on your voting instruction card. Be sure you have your control number, as printed on your voting instruction card, available at the time you call.
By Mail: Sign your voting instruction card and enclose it in the postage-paid envelope provided in this proxy package.

We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the
Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the LargeCap Value Account III:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of LargeCap Value Account III (the “Acquired Fund”), a
series of Principal Variable Contracts Funds, Inc. (“PVC”), will be held at 650 8th Street, Des Moines, Iowa 50392-2080, on February 28,
2011 at 10:30 a.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the
Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof.

Proposal:	Approval of a Plan of Acquisition providing for the reorganization of the LargeCap Value Account III into the Equity
Income Account.

The Board of Directors of PVC recommends that shareholders of the Acquired Fund vote FOR the Proposal.

Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.

Each shareholder of record at the close of business on January 6, 2011 is entitled to receive notice of and to vote at the Meeting.

Please read the attached Proxy Statement/Prospectus.

By order of the Board of Directors

Nora M. Everett
President

_________________, 2011
Des Moines, Iowa

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080
—————————
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 28, 2011
RELATING TO THE REORGANIZATION OF THE LARGECAP VALUE ACCOUNT III INTO THE EQUITY INCOME
ACCOUNT
This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”)
of Principal Variable Contracts Funds, Inc. (“PVC”) of proxies to be used at a Special Meeting of Shareholders of PVC to be held at 650 8th
Street, Des Moines, Iowa 50392-2080, on February 28, 2011, at 10:30 a.m., Central Time (the “Meeting”).

At the Meeting, the shareholders of the LargeCap Value Account III (the “Acquired Fund”) will be asked to consider and approve the
Plan of Acquisition (the “Plan”) providing for its reorganization into the Equity Income Account (the “Acquiring Fund”).

All shares of the Acquired Fund are owned of record by sub-accounts of separate accounts ("Separate Accounts") of an Insurance
Company established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by an
Insurance Company. Persons holding Contracts are referred to herein as "Contract Owners."

Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the
Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class 1 shares of the Acquired Fund will receive Class 1 shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 29, 2011. The terms and conditions of the Reorganization are more fully described below in this
Proxy Statement/Prospectus and the Form of Plan of Acquisition which is attached hereto as Appendix A.

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PVC contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended December 31, 2009. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

A Statement of Additional Information dated _______________, 2011 (the “Statement of Additional Information”) relating to this Proxy
Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) (File No. ________________) and is
incorporated by reference into this Proxy Statement/Prospectus. PVC’s Prospectus, dated May 1, 2010 and as supplemented (“PVC
Prospectus”), and the Statement of Additional Information for PVC, dated May 1, 2010 and as supplemented (“PVC SAI”), have been filed with the SEC (File No. 02-35570) and, insofar as they relate to the Acquired Fund, are incorporated by reference into this Proxy
Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PVC at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll fee at 1-800-
222-5852 if you have any questions regarding the Reorganization.

PVC is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the
“1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the
SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy
Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is _____________________, 2011.

TABLE OF CONTENTS

INTRODUCTION
THE REORGANIZATION
PROPOSAL 1: APPROVAL OF A PLAN OF ACQUISITION
PROVIDING FOR THE REORGANIZATION OF
THE LARGECAP VALUE ACCOUNT III
INTO THE EQUITY INCOME ACCOUNT
Comparison of Acquired and Acquiring Funds
Comparison of Investment Objectives and Strategies
Fees and Expenses of the Funds
Comparison of Principal Investment Risks
Performance
INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition
Board Consideration of the Reorganization
Description of the Securities to Be Issued
Federal Income Tax Consequences
CAPITALIZATION
ADDITIONAL INFORMATION ABOUT THE FUNDS
Certain Investment Strategies and Related Risks of the Funds
Multiple Classes of Shares
Intermediary Compensation
Dividends and Distributions
Pricing of Fund Shares
Frequent Trading and Market Timing (Abusive Trading Practices)
Eligible Purchasers
Shareholder Rights
Purchase of Fund Shares
Sale of Fund Shares
Restricted Transfers
Tax Considerations
Portfolio Holdings Information
VOTING INFORMATION
OUTSTANDING SHARES AND SHARE OWNERSHIP
FINANCIAL HIGHLIGHTS
FINANCIAL STATEMENTS
LEGAL MATTERS
OTHER INFORMATION
APPENDIX A Form of Plan of Acquisition

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Funds to provide information regarding the Plans and the Reorganization.

Principal Variable Contracts Funds, Inc. PVC is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PVC currently offers 35 separate series or funds (the “PVC Accounts”), including the Acquired and Acquiring Funds. The sponsor of PVC is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PVC
Funds is Principal Management Corporation (“PMC”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

Investment Management. Pursuant to an investment advisory agreement with PVC with respect to the Acquired and Acquiring Funds,
PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisors
LargeCap Value Account III	AllianceBernstein L.P. (“AllianceBernstein”)
Westwood Management Corp. (“Westwood”)

Acquiring Fund	Sub-Advisors
Equity Income Account	Edge Asset Management, Inc. (“Edge”)

PMC and each sub-advisor are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

AlianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105 and was founded in 1971 as an independent investment advisor.

Westwood is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201 and was founded in 1983. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company

Edge is located at 601 Union Street, Suite 2200, Seattle, Washington 98101 and has been in the business of investment management since 1944. Edge is an affiliate of PFG.

THE REORGANIZATION
At its meeting held on December 14, 2010, the Board of Directors of PVC (the “Board”), including all the Directors who are not
“interested persons” (as defined in the 1940 Act) of PVC (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Board
Consideration of the Reorganization.”

The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring
Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii)
the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be April 29, 2011. Holders of Class 1 shares of the Acquired Fund will receive Class 1 shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of
Acquisition, which is attached hereto as Appendix A.

PMC recommended the Reorganization to the Board and believes it will serve the interests of both the Acquired Fund and Acquiring Fund shareholders. PMC does not expect the Acquired Fund to gather significant new assets in the future.  For that reason, the Reorganization is expected to result in economies of scale that will benefit shareholders of both Funds as well as provide shareholders of the Acquired Fund the opportunity for improved investment performance.  The Funds have similar objectives in that the Acquired Fund seeks long-term growth of capital while the Acquiring Fund seeks to provide a relatively high level of current income and long-term growth of income and capital. The Funds also have similar investment strategies and risks in that both Funds generally invest in companies with large market capitalizations. The Acquiring Fund has lower advisory fee rates and is expected to have lower expense ratios following the Reorganization. The Acquiring Fund has also outperformed the Acquired Fund over the one-year, three-year, and five-year periods ended September 30, 2010. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Board Consideration of the Reorganization.”

In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See “Information About the
Reorganization – Federal Income Tax Consequences.”

The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares.”

The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These costs are estimated to be $47,000. It is proposed that the Acquired Fund pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the
Acquiring Fund and reinvesting the proceeds in securities that would be compatible. These costs are estimated to be $266,000. It is expected that 73% of the portfolio securities of the Acquired Fund will be disposed of. The estimated loss would be a $6,756,000 on a U.S. GAAP basis. The estimated per share capital loss would be $0.22.

PROPOSAL:
APPROVAL OF A PLAN OF ACQUISITION PROVIDING FOR THE REORGANIZATION OF THE
LARGECAP VALUE ACCOUNT III INTO THE EQUITY INCOME ACCOUNT.

Shareholders of the LargeCap Value Account III (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired
Fund into the Equity Income Account (the “Acquiring Fund”).

Comparison of Acquired and Acquiring Funds

The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the Funds have similar investment objectives in that the Acquired Fund seeks long-term growth of capital while the Acquiring Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.  The Funds are also similar in that both generally invest in companies with large market capitalizations and both may invest in securities of foreign companies. The Funds differ principally in that the Acquired Fund invests in value stocks while the Acquiring Fund focuses its investments in dividend-paying common stocks and preferred stocks including below-investment-grade fixed-income securities (sometimes called “junk bonds”) and in real estate investment trust securities.

LargeCap Value Account III	Equity Income Account
(Acquired Fund)	(Acquiring Fund)
Approximate Net Assets as of June 30, 2010:
$249,847,000	$444,310,000

Investment Advisor:	PMC

Sub-Advisors and Portfolio Managers:

AllianceBernstein	Edge

Christopher W. Marx (Senior Portfolio Manager) has been with	Daniel R. Coleman (Head of Equities, Portfolio Manager) joined
AllianceBernstein since 1997 and has served as a portfolio	Edge in 2001 and has served as a portfolio manager of the
manager of the Acquired Fund since 2006. He earned an AB in	Acquired Fund since 2010. Mr. Coleman has held various
Economics from Harvard, and an MBA from the Stanford	investment management roles on the equity team, including
Graduate School of Business.	Portfolio Manager and some senior management roles. He earned a bachelor's degree in finance from the University of Washington
Joseph Gerard Paul (Co-CIO – US Large Cap Value Securities;	and an M.B.A. from New York University.
CIO – North American Value Equities; Global Head – Diversified
Value Securities) has been with AllianceBernstein since 1987 and	David W. Simpson (Portfolio Manager) has been with Edge since
has served as a portfolio manager of the Acquired Fund since	2003 and has served as a portfolio manager of the Acquired Fund
2009. He earned a BS from the University of Arizona and an MS	since 2008. He earned a Bachelor's degree from the University of
from the Sloan School of Management of the Massachusetts	Illinois and an MBA in Finance from the University of Wisconsin.
Institute of Technology.	Mr. Simpson has earned the right to use the Chartered Financial Analyst designation.

John D. Phillips, Jr. (Senior Portfolio Manager) has been with
AllianceBernstein since 1994 and has served as a portfolio
manager of the Acquired Fund since 2002. He earned a BA from
Hamilton College and an MBA from Harvard University. Mr.
Phillips has also earned the right to use the Chartered Financial
Analyst designation.

David Yuen (Co-CIO and Director of Research – US Value
Equities; CIO – Advanced Value Fund) has been with
AllianceBernstein since 1998 and has served as a portfolio
manager of the Acquired Fund since 2009. He earned a BS in
Operations Research from Columbia University School of
Engineering.

Westwood

Susan M. Byrne (Chairman and Chief Investment Officer)
founded Westwood in 1983 and has served as a portfolio manager of the Acquired Fund since 2008. She attended the University of
California at Berkeley.

Mark R. Freeman (Senior Vice President and Portfolio Manager)
has been with Westwood since 1999 and has served as a portfolio manager of the Acquired Fund since 2008. He earned a BA in
Economics from Millsaps College and an MS in Economics from
Louisiana State University. Mr. Freeman has earned the right to use the Chartered Financial Analyst designation.

Scott D. Lawson (Vice President and Portfolio Manager) has been with Westwood since 2003 and has served as a portfolio manager of the Acquired Fund since 2008. He earned a BS in Economics from Texas Christian University and an MBA from St. Louis
University. Mr. Lawson has earned the right to use the Chartered
Financial Analyst designation.

Jay K. Singhania (Vice President and Research Analyst) has been with Westwood since 2001 and has served as a portfolio manager of the Acquired Fund since 2008. He earned a BBA in Finance
from the University of Texas at Austin and participated in its
MBA Undergraduate Financial Analyst Program, specializing in the Energy sector. Mr. Singhania has earned the right to use the
Chartered Financial Analyst designation.

Kellie R. Stark (Executive Vice President and Associate Portfolio
Manager) has been with Westwood since 1992 and has served as a portfolio manager of the Acquired Fund since 2008. She earned a
BS in Finance and an MBA with an emphasis in Accounting from the University of Colorado at Boulder. Ms. Stark has earned the right to use the Chartered Financial Analyst designation.

PMC

Mariateresa Monaco (Vice President – Portfolio Manager) has
worked as a portfolio manager for PMC0 since 2009 and has
served as a portfolio manager of the Acquired Fund since 2009.
Previously, she worked as a portfolio manager for Principal
Global Investors, LLC, where she worked as a portfolio manager since 2005. Prior to that, Ms. Monaco worked for Fidelity
Management and Research. She earned a Master’s degree in
Electrical Engineering from Politecnico di Torino, Italy, a
Master’s degree in Electrical Engineering from Northeastern
University, and an MBA from the Sloan School of Management at the Massachusetts Institute of Technology.

Comparison of Investment Objectives and Strategies

Investment Objectives:

The Acquired Fund seeks long-term growth of capital.	The Acquiring Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.
Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its	Under normal circumstances, the Fund invests at least 80% of its
net assets in companies with large market capitalizations similar to	net assets in dividend-paying common stocks and preferred stocks.
companies in the Russell 1000 Value Index (approximately $0.02	The Fund usually invests in large cap stocks, which as of the most
billion to $323.7 billion as of the most recent calendar year end) at	recent calendar year end ranged between $1.1 billion and $323.7
the time of purchase. Market capitalization is defined as total	billion, as defined by the S&P 500 Index, but may also invest in
current market value of a company's outstanding common stock.	mid cap stocks, which as of the most recent calendar year end
The Fund may invest in some mid cap and other stocks that fall	ranged between $0.03 billion and $15.5 billion, as defined by the
below the range of companies in the Russell Index. The Fund	Russell Midcap Index. Market capitalization is defined as total
invests in value stocks; value orientation emphasizes buying	current market value of a company’s outstanding common stock.
stocks at less than their expected investment value and avoiding	The Fund may invest up to 20% in fixed-income securities of any
stocks whose price has been artificially built up. The Fund may	maturity, including below-investment-grade fixed-income
invest in securities of foreign companies and may be used as part	securities (sometimes called “junk bonds”) (rated at the time of
of a fund of funds strategy.	purchase BB+ or lower by S&P or Ba1 or lower by Moody’s) and preferred securities. The Fund may invest up to 20% of its assets
AllianceBernstein invests primarily in undervalued equity	in real estate investment trust securities. The Fund may invest in
securities of companies that it believes offer above-average	securities of foreign issuers.
potential for earnings growth. It seeks securities that exhibit low
financial ratios and can be acquired for less than what	In selecting investments for the Fund, Edge looks for investments
AllianceBernstein believes is their intrinsic value or have an	that provide regular income in addition to some opportunity for

attractive price relative to the value of expected future dividends.	capital appreciation. Equity investments are typically made in
These investments may include securities of companies that have	“value” stocks currently selling for less than Edge believes they
not performed well in the recent past but are undergoing	are worth. This Fund may be used as part of a fund of funds
management, corporate, asset restructuring or other transitions.	strategy.
Portfolio securities that have reached their intrinsic value or a target financial ratio will generally be sold.

Westwood generally invests in approximately 40-60 securities that it believes are currently undervalued in the market and possess limited downside risk. Other key metrics for evaluating the
risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood may determine to sell a security that has reached a predetermined price target or if a change to a company's fundamentals negatively impacts the
original investment thesis. Westwood will not necessarily sell a security that has depreciated below the Fund’s target capitalization range.

PMC invests between 10% and 40% of the Fund’s assets in
common stocks. It employs an active, quantitative “structured equity” strategy in an attempt to match or exceed the performance of the Fund’s benchmark index (identified in the average annual total returns table below) with lower risk and improved
predictability of returns for the entire Fund compared to the benchmark index. This strategy applies a risk-controlled
investment process that slightly over/underweights individual stocks relative to their weight in the Fund’s benchmark index.

Temporary Defensive Investing:
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to
100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

Fundamental Investment Restrictions:
The Funds are subject to identical fundamental investment restrictions. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the
Funds are described in the Statement of Additional Information.

The investment objective of each Fund may be changed by the Board without shareholder approval.

Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.

The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Fees and Expenses of the Funds
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended December 31,
2009; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended December 31, 2009; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended December 31, 2009 assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2009.

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Acquired and Acquiring Funds’ performance.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
			Total
			Operating		Total Net
	Management	Other	Expense	Fee	Operating
	Fees	Expenses	Ratio	Waiver	Expenses
(a) LargeCap Value Account III (Acquired Fund)
Class 1	0.75%	0.01%	0.76%	0.01%	0.75%

(b) Equity Income Account (Acquiring Fund)
Class 1	0.53%	0.01%	0.54%	N/A	0.54%

(c) Equity Income Account (Acquiring Fund)
(Pro forma assuming Reorganization)
Class 1	0.53%	0.01%	0.54%	N/A	0.54%

PMC has contractually agreed to limit the Acquired Fund’s Management Fees through the period ending April 30, 2011. The fee waiver will reduce the Acquired Funds Management Fees by 0.01% (expressed as a percent of average net assets on an annualized basis). The Board of PVC may terminate the contractual agreement prior to April 30, 2011.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring
Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a
5% return each year. The examples also take into account the relevant contractual expense limit until the date of expiration. The examples should not be considered a representation of future expense of the Acquired or Acquiring Fund. Actual expense may be greater or less than those shown.

		1 Year	3 Years	5 Years	10 Years
LargeCap Value Account III (Acquired Fund)	Class 1	$77	$241	$421	$941
Equity Income Account (Acquiring Fund)	Class 1	$55	$173	$302	$677
Equity Income Account (Acquiring Fund)	Class 1	$55	$173	$302	$677
(Pro forma assuming Reorganization)

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 95.8% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 44.0%.

Investment Management Fees/Sub-Advisory Arrangements

The Funds each pay their investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

LargeCap Value Account III		Equity Income Account
(Acquired Fund)		(Acquiring Fund)
First $250 million	0.75%	First $100 million	0.60%
Next $250 million	0.70%	Next $100 million	0.55%
Next $250 million	0.65%	Next $100 million	0.50%
Next $250 million	0.60%	Next $100 million	0.45%
Over $1 billion	0.55%	Over $400 million	0.40%

As sub-advisors to the Funds, AllianceBernstein, Edge, and Westwood are paid sub-advisory fees for their services. These sub-advisory fees are paid by PMC, not by the Funds.

A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and
Acquiring Funds is available in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2009.

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have similar investment objectives and substantially similar principal policies, the Funds’ risks are substantially similar. As described below, the Funds also have some different risks.

Risks Applicable to both Funds:

Equity Securities Risk. Equity securities (common, preferred, and convertible preferred stocks and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability;
nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S.
companies).

Underlying Fund Risk. An underlying fund to a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Risks Applicable to the Acquiring Fund:

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Real Estate Securities Risk. Real estate securities (including real estate investment trusts ("REITs")) are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. A REIT could fail to qualify for tax-free passthrough of income under the Internal Revenue Code, and Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the Fund invests.

Performance

The following information provides some indication of the risks of investing in the Acquiring and Acquired Funds by showing their performance from year to year and by showing how the Acquiring and Acquired Fund’s average annual returns for 1, 5, and 10 years (or, if shorter, the life the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance figures for the Funds do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Funds would be lower if such expenses were included.

Performance of the Acquiring Fund reflects the performance of the predecessor fund.

Calendar Year Total Return (%) as of 12/31 Each Year (Class 1 Shares)
LargeCap Value Account III (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	16.64%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-20.82%

Calendar Year Total Return (%) as of 12/31 Each Year (Class 1 Shares)
Equity Income Account (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	15.69%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-19.89%

Average Annual Total Returns (%) for periods ended December 31, 2009
			Life of Fund
	Past 1 Year	Past 5 Years	(05/01/2002)
LargeCap Value Account III (Acquired Fund)
Class 1	19.80%	-2.63%	1.10%
Russell 1000 Value Index	19.69	-0.25	3.03
(reflects no deduction for fees, expenses, or taxes)

	Past 1 Year	Past 5 Years	Past 10 Years
Equity Income Account (Acquiring Fund)
Class 1	20.00%	1.68%	6.43%
S&P 500 Index	26.46	0.42	-0.95
(reflects no deduction for fees, expenses, or taxes)
S&P 500/Citigroup Value Index	21.18	-0.27	1.20
(reflects no deduction for fees, expenses, or taxes)
Russell 1000 Value Index (1)	19.69	-0.25	2.47
(reflects no deduction for fees, expenses, or taxes)

(1) The Investment Advisor and Sub-Advisor believe the Russell 1000 Value Index is a better representation of the investment universe for this Fund’s investment philosophy than the S&P 500/Citigroup Value Index and the S&P 500 Index.

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-
to-book ratios and lower forecasted growth values. Companies included are large.

S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market.
Included are the stocks of industrial, financial, utility, and transportation companies.

S&P 500/Citigroup Value Index is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until
December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P
500/Barra Value Index.

Board Consideration of the Reorganization

The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on December 14, 2010. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)   the similar investment objectives, similar principal investment strategies, and identical fundamental investment restrictions the Funds share;

 (2)  the estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

(3)   the expense ratios and available information regarding the fees and expenses of the Funds;

(4)   the comparative investment performance of the Funds, including the Acquiring Fund's superior performance over that of the Acquired Fund for the periods the Board reviewed and other information pertaining to the Funds;

(5)   the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;

(6)   the absence of any material differences in the rights of shareholders of the Funds;

(7)   the financial strength, investment experience and resources of Edge, which currently serves as sub-advisor to the Acquiring Fund

(8)   any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;

(9)   the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;

(10) PMC’s representation that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder interests;

(11) the terms and conditions of the Plan; and

(12) possible alternatives to the Reorganization.

The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)   it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have similar investment objectives and similar investment strategies and risks;

(2)   Edge as sub-advisor responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;

(3)   the Acquiring Fund has lower advisory fee rates and, following the Reorganization, is expected to have lower overall expense ratios than the Acquired Fund; and

(4)  the combination of the Acquired Fund may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.

INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition

The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.

Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be April 29, 2011, or such earlier or later date as PMC may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective
Time.

Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of the Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be dissolved in accordance with applicable law.

The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the
Funds.

Under the Plan, the Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization.

If the Plan is not consummated for any reason, the Board will consider other possible courses of action.

Description of the Securities to Be Issued

PVC is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series.
The Acquired and Acquiring Funds are each a separate series of PVC, and the Class 1 shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. The Acquiring Fund also issues Class 2 shares of common stock. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

All shares of PVC have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring
Fund have with respect to the Acquiring Fund.

Shares of all Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PVC, no gain or loss will be recognized by either of the Funds or their shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.

Capital Loss Carryforward. As of December 31, 2009, the Acquired Fund had an approximate accumulated capital loss carryforward of
$79,502,000. After the Reorganization, these losses will be available to the Acquiring Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Fund may not be able to use these losses as rapidly as its the Acquired Fund might have, and part of these losses may not be useable at all. The ability of the Acquiring
Fund to utilize the accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward currently are available only to shareholders of the Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the corresponding Acquiring Fund.

Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the
Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION

The following tables show as of June 30, 2010: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund;
and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date. As of June 30,
2010, the Acquired Fund had outstanding Class 1 shares. As of June 30, 2010, the Acquiring Fund had outstanding Class 1 and Class 2 shares.

The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization. These expenses are estimated to be $47,000. The Acquired Fund will pay any trading costs associated with disposing of any portfolio securities of the Acquired
Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. These costs are estimated to be $266,000. The estimated loss would be $6,756,000 on a US GAAP basis.
The estimated per share capital loss would be $0.22.

			Net Asset	Shares
		Net Assets	Value	Outstanding
		(000s)	Per Share	(000s)
LargeCap Value Account III	Class 1	$249,847	$8.00	31,228
(Acquired Fund)

Equity Income Account	Class 1	$417,448	$12.63	33,060
(Acquiring Fund)	Class 2	26,862	12.56	2,139
		$444,310		35,199

Reduction in net assets and decrease in net asset values per	Class 1	$(313)	($0.01)	N/A
share of the Acquired Fund to reflect the estimated expenses of the Reorganization and trading costs associated with
disposing of portfolio securities

Decrease in shares outstanding of the Acquired Fund to reflect	Class 1			(11,471)
the exchange for shares of the Acquiring Fund.

Equity Income Account	Class 1	$666,982	$12.63	52,817
(Acquiring Fund)	Class 2	26,862	12.56	2,139
(pro forma assuming Reorganization)		$693,844		54,956

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Investment Strategies and Related Risks of the Funds

This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional
Information contains additional information about investment strategies and their related risks.

Some of the principal investment risks vary between the Funds and the variations are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.

Market Volatility. The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements.
Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Equity Securities. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-Income Securities. Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include investment grade corporate bonds, mortgage-backed securities, U.S. government securities and asset-
backed securities). The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Counterparty Risk. The Acquiring Fund is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Management Risk. The Funds are actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. For all Funds, if a sub-advisor's investment strategies do not perform as expected, the Fund could underperform other funds with similar investment objectives or lose money.

Liquidity Risk. A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Repurchase Agreements. Although not a principal investment strategy, the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Bank Loans (also known as Senior Floating Rate Interests). The Funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-
payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments of senior floating rate interests may occur.

High Yield Securities. The Acquiring Fund may invest in debt securities rated BB or lower by Standard & Poor’s Ratings Services or
Ba or lower by Moody’s or, if not rated, determined to be of equivalent quality by the Manager or the Sub- Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities.
High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

Real Estate Investment Trusts. The Funds may invest in real estate investment trust securities, herein referred to as “REITs.” REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”). Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in
IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, an Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives. To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities.
Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts for both hedging and non-hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the Fund
(denominated or generally quoted or currently convertible into the currency). The Funds may enter into forward commitment agreements (not as a principal investment strategy), which call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund or the reference currency relates to an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of an Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The risks associated with derivative investments include:
• the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or
Sub-Advisor anticipated;
• the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
• the risk that adverse price movements in an instrument can result in a loss substantially greater than an Fund’s initial investment; and
• the possibility that the counterparty may fail to perform its obligations.

For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Exchange Traded Funds (ETFs). These are a type of index or actively managed fund bought and sold on a securities exchange. An
ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.

Convertible Securities. Convertible securities are fixed-income securities that an Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

A Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. An Fund may invest in convertible securities without regard to their ratings.

Foreign Investing. The Funds may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
• companies with their principal place of business or principal office outside the U.S. or
• companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S.
companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If an
Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, an Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Fund’s investments in those countries. In addition, an Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a
Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors. To protect against future uncertainties in foreign currency exchange rates, the
Funds are authorized to enter into certain foreign currency exchange transactions.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Fund’s portfolio. An Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate. Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:
• increased social, political, and economic instability;
• a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
• lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
• foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
• relatively new capital market structure or market-oriented economy;
• the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
• restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
• possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies. The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years of continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures. From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the
Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Fund may purchase U.S.
government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

Risk of Being an Underlying Fund. The Funds are underlying funds to certain fund of funds. An underlying fund may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund. Principal and the Sub-Advisors for the funds of funds are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages.

The following tables show the percentage of the outstanding shares of the Acquired and Acquiring Funds owned by the Principal
LifeTime Accounts as of December 31, 2009:

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
	Account	Account	Account	Account	Account	Account
LargeCap Value Account III	0.38%	2.14%	1.07%	0.27%	0.21%	0.12%

The following tables show the percentage of the outstanding shares of the Acquired and Acquiring Funds owned by the Strategic Asset
Management Portfolios as of December 31, 2009:

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Equity Income Account	25.40%	3.32%	8.18%	2.00%	5.21%
LargeCap Value Account III	18.28%	2.26%	5.71%	2.64%	4.44%

Securities Lending Risk. To earn additional income, each Fund may lend portfolio securities to approved financial institutions. Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the Fund will be unable to recover the loaned security or its value. Further, the cash collateral received by the Fund in connection with such a loan may be invested in a security that subsequently loses value.

Portfolio Turnover. “Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in an Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may lower the
Fund’s performance. Turnover rates for each of the other Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A Fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section reflects portfolio turnover costs.

Multiple Classes of Shares

The Board of Directors of PVC has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquired Fund offers Class 1 shares and the Acquiring Fund offers both Class 1 and Class 2 shares. The shares are the same except for differences in class expenses, including any Rule 12b-1, excessive trading or other fees. Additional share classes may be offered in the future by the Acquiring Fund.

Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.) the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments may also create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary’s website for more information.

Dividends and Distributions

The Funds earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The
Funds also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Funds normally make dividends and capital gain distributions at least annually, in June. Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution.

Pricing of Fund Shares
Each Fund’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Fund’s NAV is calculated each day the
New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the
NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
For these Funds, the NAV is calculated by:
• taking the current market value of the total assets of the Fund
• subtracting liabilities of the Fund
• dividing the remainder proportionately into the classes of the Fund
• subtracting the liabilities of each class
• dividing the remainder by the total number of shares owned in that class.

NOTES:
• If market quotations are not readily available for a security owned by an Fund, its fair value is determined using a policy adopted by the Directors.
• An Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing an Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by an Fund if significant events occur after the close of the market on which the foreign securities are traded but before the
Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If
Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The trading of foreign securities generally or in a particular country or countries may not take place on all days the
NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.
• Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time.
These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Frequent Trading and Market Timing (Abusive Trading Practices)

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions (“excessive trading”) of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:
• disrupt the management of the Funds by:
• forcing the Fund to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Fund and
• causing unplanned portfolio turnover;
• hurt the portfolio performance of the Fund; and
• increase expenses of the Fund due to:
• increased broker-dealer commissions and
• increased recordkeeping and related costs.

If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the
Principal LifeTime Accounts or Strategic Asset Management Portfolios invest could flow through to the Principal LifeTime Accounts and
Strategic Asset Management Portfolios as they would for any fund shareholder.

The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the
Funds.

As the Funds are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, (“intermediary”) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:
• Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;
• Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
• Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
• Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption);
and
• Taking such other action as directed by the Fund.

The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.

Eligible Purchasers

Only certain eligible purchasers may buy shares of the Funds. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or Washington Mutual Life Insurance Company, or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Fund shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Funds at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund’s Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Fund, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Fund shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.

Principal may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors.

Shareholder Rights

Each shareholder of a Fund is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the
Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or conversion rights. Shares of a Fund are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Funds, Inc., Principal Financial Group, Des Moines, IA 50392.

Principal Life votes each Fund’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Fund held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Funds held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Fund’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Fund shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

Purchase of Fund Shares

Shares are purchased from the Distributor, the Fund’s principal underwriter (“Distributor”) on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through an insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Fund. There are no sales charges on shares of the
Funds, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Funds.

The Funds may, at their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable NAV. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.

Sale of Fund Shares

This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Fund sells its shares upon request on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Fund. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrender requests submitted before a related premium payment made by check has cleared may be delayed up to seven days. This permits payment to be collected on the check.

Distributions in Kind. The Fund may determine that it would be detrimental to the remaining shareholders of an Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash provided the shareholder to whom such distribution is made was invested in such securities. If an Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Restricted Transfers

Shares of each of the Funds may be transferred to an eligible purchaser. However, if an Fund is requested to transfer shares to other than an eligible purchaser, the Fund has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Fund must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

Tax Considerations

The Fund intends to comply with applicable variable asset diversification regulations. If the Fund fails to comply with such regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.

Portfolio Holdings Information

A description of PVC’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

VOTING INFORMATION

Voting procedures. PVC is furnishing this Proxy Statement/Prospectus to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting. The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of Principal Variable Contracts
Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the
Chairman of the Meeting.

Voting rights. Only shareholders of record at the close of business on January 6, 2011 (the "Record Date") are entitled to vote. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of that Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting
Securities," which is a term defined in the 1940 Act to mean, with respect to an Acquired Fund, the affirmative vote of the lesser of (1) 67%
or more of the voting securities of the Acquired Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired
Fund.

The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.

Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a Meeting, and shares subject to Mirror Voting (as defined below) are counted for purposes of determining a quorum. Abstentions are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the affected Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

Contract Owner Voting Instructions. Shares of PVC Funds are sold to Separate Accounts of Insurance Companies and are used to fund Contracts. Each Contract Owner whose Contract is funded by a registered Separate Account is entitled to instruct your Insurance
Company as to how to vote the shares attributable to his or her Contract and can do so by marking voting instructions on the voting instruction card enclosed with this Proxy Statement/Prospectus and then signing, dating and mailing the voting instruction card in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposal. Your Insurance Company will vote the shares for which it receives timely voting instructions from
Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts invested by your Insurance Company will be voted in the same proportion as votes cast by Contract Owners ("Mirror
Voting"). Because the shares are subject to Mirror Voting, it requires only a small number of voting shares to approve the Reorganization.
Accordingly, there are not expected to be any "broker non-votes."

OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows as of January 6, 2011, the Record Date, the number of shares outstanding for each class of the Acquired and
Acquiring Funds:

LargeCap Value Account III		Equity Income Account
(Acquired Fund)		(Acquiring Fund)
	Shares		Shares
Share Class	Outstanding	Share Class	Outstanding
Class 1		Class 1
Class 2

As of the January 6, 2011 Record Date, the Directors and Officers of PVC together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

As of the January 6, 2011 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of the Acquired Fund:
Percentage
Acquired	Share		of
Fund	Class	Name/Address of Shareholder	Ownership

As of the January 6, 2011 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of the Acquiring Fund:
Percentage
Acquiring	Share		of
Fund	Class	Name/Address of Shareholder	Ownership

FINANCIAL HIGHLIGHTS

The financial highlights table for the Acquired Fund and Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years and for the semi-annual period ended June 30, 2010. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended 2005 through 2009 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each
Fund’s financial statements, is included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2009. Information for the semi-annual period ended June 30, 2010 has not been audited. Copies of these reports are available on request as described above.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2010(a)	2009	2008	2007	2006	2005
LargeCap Value Account III
Class 1 shares
Net Asset Value, Beginning of Period	$8.66	$7.49	$13.47	$14.65	$12.45	$11.88
Income from Investment Operations:
Net Investment Income (Loss)(b)	0.06	0.14	0.23	0.28	0.23	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(0.69)	1.31	(5.47)	(0.75)	2.38	0.46
Total From Investment Operations	(0.63)	1.45	(5.24)	(0.47)	2.61	0.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.28)	(0.25)	(0.19)	(0.15)	–
Distributions from Realized Gains	–	–	(0.49)	(0.52)	(0.26)	(0.07)
Total Dividends and Distributions	(0.03)	(0.28)	(0.74)	(0.71)	(0.41)	(0.07)
Net Asset Value, End of Period	$8.00	$8.66	$7.49	$13.47	$14.65	$12.45

Total Return(c)	(7.29)%(d)	19.80%	(40.78)%	(3.71)%	21.55%	5.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$249,847	$227,530	$185,807	$221,684	$200,745	$122,221
Ratio of Expenses to Average Net Assets	0.74%(e),(f)	0.75%(f)	0.76%	0.75%	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets	1.30%(e)	1.92%	2.28%	1.94%	1.77%	1.52%
Portfolio Turnover Rate	79.0%(e)	95.8%	56.5%	21.0%	21.5%	19.7%

(a) Six months ended June 30, 2010
(b) Calculated based on average shares outstanding during the period.
(c) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Reflects Manager’s contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2010(a)	2009	2008	2007	2006	2005
Equity Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$13.15	$11.60	$19.32	$19.39	$17.64	$16.26
Income from Investment Operations:
Net Investment Income (Loss)(b)	0.21	0.39	0.44	0.40	0.32	0.40
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	1.84	(6.53)	0.66	2.71	1.26
Total From Investment Operations	(0.42)	2.23	(6.09)	1.06	3.03	1.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.68)	(0.41)	(0.20)	(0.33)	(0.28)
Distributions from Realized Gains	–	–	(1.22)	(0.93)	(0.95)	–
Total Dividends and Distributions	(0.10)	(0.68)	(1.63)	(1.13)	(1.28)	(0.28)
Net Asset Value, End of Period	$12.63	$13.15	$11.60	$19.32	$19.39	$17.64

Total Return(c)	(3.22)%(d)	20.00%	(33.94)%	5.24%	18.17%	10.27%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$417,448	$392,951	$304,321	$513,914	$296,113	$237,482
Ratio of Expenses to Average Net Assets	0.52%(e)	0.54%	0.51%(f)	0.49%(f)	0.66%	0.66%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.66%(g)	0.66%(g)
Ratio of Net Investment Income to Average Net Assets	3.20%(e)	3.33%	2.86%	2.01%	1.74%	2.40%
Portfolio Turnover Rate	24.5%(e)	44.0%	86.8%	84.0%(h)	87.0%	46.0%

	2010(a)	2009	2008	2007	2006	2005
Equity Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$13.10	$11.50	$19.17	$19.24	$17.53	$16.18
Income from Investment Operations:
Net Investment Income (Loss)(b)	0.19	0.35	0.40	0.34	0.27	0.36
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	1.85	(6.49)	0.67	2.69	1.24
Total From Investment Operations	(0.44)	2.20	(6.09)	1.01	2.96	1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.60)	(0.36)	(0.15)	(0.30)	(0.25)
Distributions from Realized Gains	–	–	(1.22)	(0.93)	(0.95)	–
Total Dividends and Distributions	(0.10)	(0.60)	(1.58)	(1.08)	(1.25)	(0.25)
Net Asset Value, End of Period	$12.56	$13.10	$11.50	$19.17	$19.24	$17.53

Total Return(c)	(3.40)%(d)	19.76%	(34.12)%	5.00%	17.86%	9.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,862	$30,836	$34,738	$76,666	$70,163	$41,976
Ratio of Expenses to Average Net Assets	0.77%(e)	0.79%	0.76%(f)	0.74%(f)	0.91%	0.91%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.91%(g)	0.91%(g)
Ratio of Net Investment Income to Average Net Assets	2.92%(e)	3.08%	2.57%	1.74%	1.49%	2.15%
Portfolio Turnover Rate	24.5%(e)	44.0%	86.8%	84.0%(h)	87.0%	46.0%

(a) Six months ended June 30, 2010.
(b) Calculated based on average shares outstanding during the period.
(c) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Reflects Manager's contractual expense limit.
(g) Expense ratio without reimbursement from custodian.
(h) Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Account and WM VT Equity Income Fund.

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund and Acquired Fund included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2009 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquiring Fund and the Acquired Fund included in PVC’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2010 have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available upon request as described above.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to
PVC. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant
Tax Counsel to PVC, and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PVC.

OTHER INFORMATION

PVC is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PVC Fund must be received by
PVC a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

________________, 2011
Des Moines, Iowa

Appendix A

FORM OF PLAN OF ACQUISITION

LargeCap Value Account III and
Equity Income Account

The Board of Directors of Principal Variable Contracts Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that Equity Income Account series of the Fund (“Equity Income”) acquire all of the assets of LargeCap Value
Account III series of the Fund (“LargeCap Value ”) in exchange for the assumption by Equity Income of all of the liabilities of
LargeCap Value and shares issued by Equity Income which are thereafter to be distributed by LargeCap Value pro rata to its shareholders in complete liquidation and termination of LargeCap Value and in exchange for all of LargeCap Value’s outstanding shares.

LargeCap Value will transfer to Equity Income, and Equity Income will acquire from LargeCap Value , all of the assets of LargeCap Value on the Closing Date and will assume from LargeCap Value all of the liabilities of LargeCap Value in exchange for the issuance of the number of shares of Equity Income determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of LargeCap Value in complete liquidation and termination of LargeCap Value and in exchange for all of LargeCap Value’s outstanding shares. LargeCap Value will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by LargeCap Value in proper form prior to the Closing Date shall be fulfilled by LargeCap Value. Redemption requests received by LargeCap Value thereafter will be treated as requests for redemption of those shares of Equity Income allocable to the shareholder in question.

LargeCap Value will declare, and Equity Income may declare, to its shareholders of record on or prior to the Closing
Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

On the Closing Date, Equity Income will issue to LargeCap Value a number of full and fractional shares of Equity
Income, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of
LargeCap Value. The aggregate value of the net assets of LargeCap Value and Equity Income shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock
Exchange on the Closing Date.

The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal
Management Corporation, 680 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2010, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”

In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for Equity Income or LargeCap Value to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

As soon as practicable after the Closing, LargeCap Value shall (a) distribute on a pro rata basis to the shareholders of record of LargeCap Value at the close of business on the Closing Date the shares of Equity Income received by LargeCap
Value at the Closing in exchange for all of LargeCap Value’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

For purposes of the distribution of shares of Equity Income to shareholders of LargeCap Value, Equity Income shall credit its books an appropriate number of its shares to the account of each shareholder of LargeCap Value. No certificates will be issued for shares of Equity Income. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of LargeCap Value, shall be deemed for all purposes of the Fund’s Articles of
Incorporation and Bylaws to evidence the appropriate number of shares of Equity Income to be credited on the books of Equity
Income in respect of such shares of LargeCap Value as provided above.

Prior to the Closing Date, LargeCap Value shall deliver to Equity Income a list setting forth the assets to be assigned, delivered and transferred to Equity Income, including the securities then owned by LargeCap Value and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by Equity Income pursuant to this Plan.

All of LargeCap Value’s portfolio securities shall be delivered by LargeCap Value’s custodian on the Closing Date to
Equity Income or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of
Rule 17f-4 under the Investment Company Act of 1940, transferred to an Fund in the name of Equity Income or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from LargeCap Value ’s Fund at its custodian to Equity Income’ Fund at its custodian. If on the Closing Date LargeCap Value is unable to make good delivery to
Equity Income’ custodian of any of LargeCap Value’s portfolio securities because such securities have not yet been delivered to LargeCap Value’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and LargeCap Value shall deliver to Equity Income’s custodian on or by said
Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to Equity Income, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by Equity Income.

This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of LargeCap
Value and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of LargeCap Value no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of LargeCap Value.

Except as expressly provided otherwise in this Plan, LargeCap Value will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transaction contemplated under this Plan, including, but not limited to, accountant’s fees, legal fees, and proxy related costs.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or its Executive Vice
President as of the __________th day of __________, 2011.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
on behalf of the following Acquired Fund:
LargeCap Value Account III

By:
Nora M. Everett, President

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
on behalf of the following Acquiring Fund:
Equity Income Account

By:
Michael J. Beer, Executive Vice President

[Voting Instructions Form]
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Des Moines, Iowa 50392-2080

GIVE YOUR VOTING INSTRUCTIONS TODAY!

SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 28, 2011
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
LARGECAP VALUE ACCOUNT III

With respect to the proposal listed on the reverse side of this form, the Board of Directors of Principal Variable Contracts Funds, Inc. ("PVC") is soliciting your instructions for voting shares of the LargeCap Value Account III, a series of PVC, that are attributable to your variable contract and held by Principal Life Insurance Company (the "Insurance Company"). The Insurance Company will vote the shares in accordance with your instructions at a Special Meeting of Shareholders of the LargeCap Value Account III to be held on **February 28, 2011 at 10:30 a.m., Central Time,** and at any adjournments thereof. In the discretion of the Insurance Company, votes also will be authorized for such other matters as may properly come before the meeting.

Check the appropriate box on the reserve side of this form, date the form and sign exactly as your name appears. Your signature acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/prospectus, both dated ________________, 2011. If you complete, sign and return the form, the Insurance Company will vote as you have instructed. If you simply sign and return the form, it will be voted FOR the proposal. If your instructions are not received, votes will be cast in proportion to the instructions received from all other contractowners with a voting interest in the LargeCap Value Account III.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS FORM. PLEASE MARK, SIGN, DATE AND MAIL YOUR FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

The Board of Directors recommends that shareholders vote FOR the following proposal. Please make your choice below in blue or black ink. Example: [X]

Sign this form and return it as soon as possible in the enclosed envelope.

FOR [ ]   **AGAINST** [ ]   **ABSTAIN** [ ]

______________________________   ______________________________   ______________, **2011**
Signature   **Signature (if held jointly)**   **Date**

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

STATEMENT OF ADDITIONAL INFORMATION

Dated: ________________, 2011

This Statement of Additional Information is available to the shareholders of LargeCap Value Account
III (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the
Equity Income Account (the "Acquiring Fund") (the "Reorganization"). The Acquired and Acquiring Funds
are each a separate series of Principal Variable Contracts Funds, Inc. ("PVC").

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated _________________, 2011, relating to the Special Meeting of
Shareholders of the Acquired Fund to be held on February 28, 2011. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal
Management Corporation, 650 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-
222-5852.

TABLE OF CONTENTS

(1) Statement of Additional Information of PVC dated May 1, 2010, as supplemented.

(2) Audited Financial Statements of the Acquired Fund and the Acquiring Fund included in PVC's Annual
Report to Shareholders for the fiscal year ended December 31, 2009.

(3) Unaudited Financial Statements of the Acquired Fund and the Acquiring Fund included in PVC’s
Semi-Annual Report to Shareholders for the six-month period ended June 30, 2010.

(4) Pro Forma Financial Statements

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos.
02-35570; and 811-01944).

(1) The Statement of Additional Information of Principal Variable Contracts Funds, Inc. ("PVC") dated
May 1, 2010, (including Supplements dated May 3, 2010, May 19, 2010, June 16, 2010,
September 16, 2010 and filed via EDGAR on those dates).

(2) The financial statements of the Acquired Fund and the Acquiring Fund included in PVC's Annual
Report to Shareholders for the fiscal year ended December 31, 2009, which have been audited by
Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on
February 26, 2010.

(3) The unaudited financial statements of the Acquired and Acquiring Funds included in PVC’s Semi-
Annual Report to Shareholders for the six-month period ended June 30, 2010 as filed with the SEC on Form N-CSRS on August 25, 2010.

The Annual and Semi-Annual Reports to Shareholders of PVC are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS

On December 14, 2010, the Board of Directors of PVC approved a Plan of Acquisition whereby, the Equity Income
Account (the "Acquiring Fund") will acquire all the assets of the LargeCap Value Account III (the "Acquired Fund"),
subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the
Reorganization had been consummated as of June 30, 2010. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statement of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined
Acquiring Fund.

Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

		Statements of Assets and Liabilities
		Principal Variable Contracts Funds, Inc.
		June 30, 2010 (unaudited)
	Amounts in thousands
	LargeCap	Equity	Pro Forma		Pro Forma Equity
	Value Account III	Income Account	Adjustments		Income Account
Investment in securities--at cost	$ 253,920	$ 431,572	$ -		$ 685,492
Assets
Investment in securities--at value	$ 246,229	$ 439,992	$ -		$ 686,221
Cash	2,167	80	-		2,247
Receivables:
Dividends and interest	362	1,587	-		1,949
Expense reimbursement from Manager	3	-	-		3
Fund shares sold	3,701	2,134	-		5,835
Investment securities sold	380	1,325	-		1,705
Prepaid expenses	5	-	-		5
Total Assets	252,847	445,118	-		697,965

Liabilities
Accrued management and investment advisory fees	161	191	-		352
Accrued distribution fees	-	5	-		5
Accrued directors' expenses	-	1	-		1
Accrued other expenses	-	1	-		1
Payables:
Fund shares redeemed	67	144	-		211
Investment securities purchased	2,693	466	-		3,159
Variation margin on futures contracts	79	-	-		79
Reorganization costs	-	-	47	(b)	47
Trading costs	-	-	266	(b)	266
Total Liabilities	3,000	808	313		4,121
Net Assets Applicable to Outstanding Shares	$ 249,847	$ 444,310	$ (313)		$ 693,844

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 332,447	$ 540,719	$ -		$ 873,166
Accumulated undistributed (overdistributed) net investment income (operating loss)	1,607	7,883	(313)	(b)	9,177
Accumulated undistributed (overdistributed) net realized gain (loss)	(76,113)	(112,712)	-		(188,825)
Net unrealized appreciation (depreciation) of investments	(8,094)	8,420	-		326
Total Net Assets	$ 249,847	$ 444,310	$ (313)		$ 693,844

Capital Stock (par value: $.01 a share):
Shares authorized	100,000	200,000	-		200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 249,847	$ 417,448	$ (313) (b)		$ 666,982
Shares issued and outstanding	31,228	33,060	(11,471)	(a)	52,817
Net asset value per share	$ 8.00	$ 12.63	$ -		$ 12.63

Class 2: Net Assets	$ -	$ 26,862	$ -		$ 26,862
Shares issued and outstanding	-	2,139	-		2,139
Net asset value per share	$ -	$ 12.56	$ -		$ 12.56

(a) Reflects new shares issued, net of retired shares of LargeCap Value Account III
(b)Reflects reduction in net assets for estimated expenses of the Reorganization and trading costs associated with disposing of portfolio securities.

See accompanying notes

STATEMENT OF OPERATIONS
Principal Variable Contracts Funds, Inc.
Twelve Months Ended June 30, 2010 (unaudited)

		LargeCap Value	Equity Income	Pro Forma	Pro Forma Equity
Amounts in thousands		Account III	Account	Adjustments	Income Account
Net Investment Income (Loss)
Income:
Dividends	$ 4,970		$ 15,509	$ -	$ 20,479
Interest		9	115	-	124
	Total Income	4,979	15,624	-	20,603
Expenses:
Management and investment advisory fees		1,728	2,175	(801) (a)	3,102
Distribution Fees - Class 2		N/A	76	-	76
Custodian fees		5	4	(5) (b)	4
Directors' expenses		3	3	-	6
Professional fees		-	-	-	-
Other expenses		1	2	-	3
	Total Gross Expenses	1,737	2,260	(806)	3,191
Less: Reimbursement from Manager		28	N/A	(28)	-
	Total Net Expenses	1,709	2,260	(778)	3,191
	Net Investment Income (Loss)	3,270	13,364	806	17,412

Net Realized and Unrealized Gain (Loss) on Investments, Futures, and Swap agreements
Net realized gain (loss) from:
Investment transactions		1,227	(38)	-	1,189
Futures contracts		1,231	-	-	1,231
Change in unrealized appreciation/depreciation of:
Investments		11,487	42,541	-	54,028
Futures contracts		(458)	-	-	(458)
Net Realized and Unrealized Gain (Loss) on Investments, Futures, and Swap agreements		13,487	42,503	-	55,990
Net Increase (Decrease) in Net Assets Resulting from Operations		$ 16,757	$ 55,867	$ 806	$ 73,402

(a) Management and investment advisory fees increased to reflect annual percentage rate of Acquiring Fund.
(b) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.

See accompanying notes

Schedule of Investments

June 30, 2010 (unaudited)

	LargeCap Value	LargeCap Value	Equity Income	Equity Income	Combined	Combined
	Account III	Account III	Account Shares	Account Value	Portfolio Shares	Portfolio Value
COMMON STOCKS - 95.75%	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Advertising - 0.01%
Omnicom Group Inc *	1,019	$ 35	—	$ —	1,019	$ 35

Aerospace & Defense - 1.01%
Boeing Co/The *	19,464	1,221	—	—	19,464	1,221
General Dynamics Corp *	4,351	255	—	—	4,351	255
Goodrich Corp *	1,495	99	—	—	1,495	99
L-3 Communications Holdings Inc *	1,511	107	—	—	1,511	107
Lockheed Martin Corp *	1,087	81	—	—	1,087	81
Northrop Grumman Corp *	16,607	904	—	—	16,607	904
Raytheon Co	31,980	1,548	55,400	2,681	87,380	4,229
Rockwell Collins Inc *	1,223	65	—	—	1,223	65
United Technologies Corp *	1,250	81	—	—	1,250	81
	$ 4,361		$ 2,681			$ 7,042
Agriculture - 0.63%
Altria Group Inc *	58,798	1,178	—	—	58,798	1,178
Archer-Daniels-Midland Co *	20,072	518	—	—	20,072	518
Bunge Ltd *	9,307	458	—	—	9,307	458
Lorillard Inc *	2,379	171	—	—	2,379	171
Philip Morris International Inc *	31,159	1,429	—	—	31,159	1,429
Reynolds American Inc *	11,651	607	—	—	11,651	607
	$ 4,361		$ —			$ 4,361
Airlines - 0.11%
Delta Air Lines Inc (a),*	56,400	663	—	—	56,400	663
Southwest Airlines Co *	8,159	90	—	—	8,159	90
	$ 753		$ —			$ 753
Apparel - 0.98%
Jones Apparel Group Inc *	20,300	322	—	—	20,300	322
Nike Inc *	18,642	1,259	—	—	18,642	1,259
VF Corp	1,156	82	71,500	5,089	72,656	5,171
	$ 1,663		$ 5,089			$ 6,752
Automobile Manufacturers - 0.36%
Ford Motor Co (a),*	62,700	632	—	—	62,700	632
PACCAR Inc	—	—	47,068	1,877	47,068	1,877
	$ 632		$ 1,877			$ 2,509
Automobile Parts & Equipment - 0.43%
Autoliv Inc *	952	46	—	—	952	46
Federal-Mogul Corp (a),*	263	3	—	—	263	3
Johnson Controls Inc	3,412	92	74,200	1,994	77,612	2,086
Lear Corp (a),*	7,543	499	—	—	7,543	499
TRW Automotive Holdings Corp (a),*	12,108	334	—	—	12,108	334
	$ 974		$ 1,994			$ 2,968
Banks - 8.28%
Banco Santander SA ADR	—	—	467,300	4,907	467,300	4,907
BancorpSouth Inc *	1,518	27	—	—	1,518	27
Bank of America Corp *	520,116	7,474	—	—	520,116	7,474
Bank of Hawaii Corp *	544	26	—	—	544	26
Bank of New York Mellon Corp/The	13,122	324	294,375	7,268	307,497	7,592
Bank of Nova Scotia	—	—	108,856	5,009	108,856	5,009
BB&T Corp *	32,399	853	—	—	32,399	853
BOK Financial Corp *	251	12	—	—	251	12
Capital One Financial Corp *	24,259	977	—	—	24,259	977
CIT Group Inc (a),*	2,175	74	—	—	2,175	74
Citigroup Inc (a),*	374,081	1,407	—	—	374,081	1,407
City National Corp/CA *	785	40	—	—	785	40
Comerica Inc *	17,377	640	—	—	17,377	640
Commerce Bancshares Inc *	1,223	44	—	—	1,223	44
Cullen/Frost Bankers Inc *	943	48	—	—	943	48
East West Bancorp Inc *	2,515	38	—	—	2,515	38
Fifth Third Bancorp *	74,327	913	—	—	74,327	913
Fulton Financial Corp *	3,198	31	—	—	3,198	31
Goldman Sachs Group Inc/The *	20,076	2,635	—	—	20,076	2,635
JP Morgan Chase & Co *	189,372	6,933	6,500	238	195,872	7,171
KeyCorp *	9,842	76	—	—	9,842	76
M&T Bank Corp *	884	75	—	—	884	75
Morgan Stanley *	42,267	981	—	—	42,267	981
Northern Trust Corp	1,563	73	124,000	5,791	125,563	5,864
PNC Financial Services Group Inc *	6,460	365	—	—	6,460	365
Regions Financial Corp *	12,993	86	—	—	12,993	86
State Street Corp *	5,439	184	—	—	5,439	184
SunTrust Banks Inc *	5,592	130	—	—	5,592	130
TCF Financial Corp *	2,586	43	—	—	2,586	43
US Bancorp	23,525	526	118,600	2,651	142,125	3,177
Wells Fargo & Co *	255,409	6,539	—	—	255,409	6,539
	$ 31,574		$ 25,864			$ 57,438

	LargeCap Value	LargeCap Value	Equity Income	Equity Income	Combined	Combined
	Account III	Account III	Account Shares	Account Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Beverages - 0.65%
Coca-Cola Co/The	8,362	$ 419	34,400	$ 1,724	42,762	$ 2,143
Constellation Brands Inc (a),*	55,369	865	—	—	55,369	865
Dr Pepper Snapple Group Inc *	2,856	107	—	—	2,856	107
Molson Coors Brewing Co	2,198	93	19,100	809	21,298	902
PepsiCo Inc *	7,411	452	—	—	7,411	452
	$ 1,936		$ 2,533			$ 4,469
Biotechnology - 0.20%
Amgen Inc (a),*	10,334	544	—	—	10,334	544
Biogen Idec Inc (a),*	3,603	171	—	—	3,603	171
Bio-Rad Laboratories Inc (a),*	339	29	—	—	339	29
Gilead Sciences Inc (a),*	19,800	679	—	—	19,800	679
	$ 1,423		$ —			$ 1,423
Building Materials - 0.01%
Armstrong World Industries Inc (a),*	209	6	—	—	209	6
Masco Corp *	4,215	45	—	—	4,215	45
Owens Corning Inc (a),*	874	26	—	—	874	26
	$ 77		$ —			$ 77
Chemicals - 1.10%
Air Products & Chemicals Inc	—	—	31,700	2,055	31,700	2,055
Ashland Inc *	1,315	61	—	—	1,315	61
Cabot Corp *	1,193	29	—	—	1,193	29
CF Industries Holdings Inc *	251	16	—	—	251	16
Cytec Industries Inc *	860	34	—	—	860	34
Dow Chemical Co/The *	14,034	333	—	—	14,034	333
Eastman Chemical Co *	952	51	—	—	952	51
EI du Pont de Nemours & Co	61,576	2,130	77,800	2,691	139,376	4,821
FMC Corp *	201	11	—	—	201	11
Huntsman Corp *	2,957	26	—	—	2,957	26
PPG Industries Inc *	1,700	103	—	—	1,700	103
RPM International Inc *	1,107	20	—	—	1,107	20
Sherwin-Williams Co/The *	611	42	—	—	611	42
Valspar Corp *	1,496	45	—	—	1,496	45
	$ 2,901		$ 4,746			$ 7,647
Coal - 0.04%
Alpha Natural Resources Inc (a),*	1,767	60	—	—	1,767	60
Arch Coal Inc *	816	16	—	—	816	16
Consol Energy Inc *	2,039	69	—	—	2,039	69
Massey Energy Co *	1,699	47	—	—	1,699	47
Peabody Energy Corp *	2,923	114	—	—	2,923	114
	$ 306		$ —			$ 306
Commercial Services - 0.52%
Automatic Data Processing Inc	—	—	64,600	2,601	64,600	2,601
Convergys Corp (a),*	1,552	15	—	—	1,552	15
CoreLogic Inc *	1,813	32	—	—	1,813	32
Education Management Corp (a),*	157	2	—	—	157	2
Equifax Inc *	2,107	59	—	—	2,107	59
H&R Block Inc *	3,263	51	—	—	3,263	51
Hertz Global Holdings Inc (a),*	49,100	464	—	—	49,100	464
Interactive Data Corp *	68	2	—	—	68	2
KAR Auction Services Inc (a),*	189	2	—	—	189	2
Manpower Inc *	5,400	233	—	—	5,400	233
RR Donnelley & Sons Co *	2,775	45	—	—	2,775	45
Service Corp International/US *	4,574	34	—	—	4,574	34
Total System Services Inc *	2,787	38	—	—	2,787	38
Towers Watson & Co *	611	24	—	—	611	24
	$ 1,001		$ 2,601			$ 3,602
Computers - 0.96%
Brocade Communications Systems Inc (a),*	5,204	27	—	—	5,204	27
Computer Sciences Corp *	1,632	74	—	—	1,632	74
Dell Inc (a),*	32,700	394	—	—	32,700	394
Diebold Inc *	883	24	—	—	883	24
EMC Corp/Massachusetts (a),*	67,693	1,239	—	—	67,693	1,239
Hewlett-Packard Co *	19,700	853	—	—	19,700	853
IBM Corp *	15,205	1,877	—	—	15,205	1,877
Lexmark International Inc (a),*	1,424	47	—	—	1,424	47
Seagate Technology (a),*	27,243	355	—	—	27,243	355
Synopsys Inc (a),*	2,379	50	—	—	2,379	50
Western Digital Corp (a),*	57,591	1,737	—	—	57,591	1,737
	$ 6,677		$ —			$ 6,677
Consumer Products - 0.50%
Avery Dennison Corp *	1,670	54	—	—	1,670	54
Clorox Co	136	8	30,300	1,884	30,436	1,892
Fortune Brands Inc *	3,443	135	—	—	3,443	135
Jarden Corp *	1,602	43	—	—	1,602	43
Kimberly-Clark Corp	1,427	87	21,000	1,273	22,427	1,360
	$ 327		$ 3,157			$ 3,484
Cosmetics & Personal Care - 0.68%
Alberto-Culver Co *	1,087	29	—	—	1,087	29
Colgate-Palmolive Co *	1,359	107	—	—	1,359	107

	LargeCap Value	LargeCap Value	Equity Income	Equity Income	Combined	Combined
	Account III	Account III	Account Shares	Account Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Procter & Gamble Co *	75,936	$ 4,555	—	$ —	75,936	$ 4,555
	$ 4,691		$ —			$ 4,691
Distribution & Wholesale - 1.30%
Genuine Parts Co	2,005	79	225,028	8,877	227,033	8,956
Ingram Micro Inc (a),*	2,951	45	—	—	2,951	45
WESCO International Inc (a),*	376	13	—	—	376	13
	$ 137		$ 8,877			$ 9,014
Diversified Financial Services - 2.69%
AllianceBernstein Holding LP	—	—	249,760	6,454	249,760	6,454
AmeriCredit Corp (a),*	1,141	21	—	—	1,141	21
Ameriprise Financial Inc *	33,461	1,209	—	—	33,461	1,209
BlackRock Inc *	383	55	—	—	383	55
CME Group Inc *	951	268	—	—	951	268
Discover Financial Services *	7,744	108	—	—	7,744	108
Federated Investors Inc	105	2	201,303	4,169	201,408	4,171
Franklin Resources Inc *	20,600	1,776	—	—	20,600	1,776
Invesco Ltd *	4,518	76	—	—	4,518	76
Jefferies Group Inc *	1,971	42	—	—	1,971	42
NASDAQ OMX Group Inc/The (a),*	1,372	24	—	—	1,372	24
NYSE Euronext	—	—	160,039	4,422	160,039	4,422
Raymond James Financial Inc *	1,784	44	—	—	1,784	44
	$ 3,625		$ 15,045			$ 18,670
Electric - 4.81%
AES Corp/The (a),*	8,294	77	—	—	8,294	77
Alliant Energy Corp *	2,015	64	—	—	2,015	64
Ameren Corp *	4,012	95	—	—	4,012	95
American Electric Power Co Inc *	13,316	430	—	—	13,316	430
CMS Energy Corp *	10,635	156	—	—	10,635	156
Consolidated Edison Inc *	3,467	149	—	—	3,467	149
Constellation Energy Group Inc *	19,227	620	—	—	19,227	620
Dominion Resources Inc/VA *	70,660	2,737	—	—	70,660	2,737
DPL Inc *	1,845	44	—	—	1,845	44
DTE Energy Co *	2,220	101	—	—	2,220	101
Duke Energy Corp *	16,249	260	—	—	16,249	260
Edison International *	22,712	720	—	—	22,712	720
Entergy Corp *	2,312	166	—	—	2,312	166
Exelon Corp *	8,150	309	—	—	8,150	309
FirstEnergy Corp *	3,418	120	—	—	3,418	120
Integrys Energy Group Inc *	1,086	48	—	—	1,086	48
MDU Resources Group Inc *	3,353	60	—	—	3,353	60
NextEra Energy Inc	4,487	219	188,900	9,211	193,387	9,430
Northeast Utilities *	2,924	75	—	—	2,924	75
NRG Energy Inc (a),*	4,283	91	—	—	4,283	91
NSTAR *	1,947	68	—	—	1,947	68
OGE Energy Corp *	1,750	64	—	—	1,750	64
Pepco Holdings Inc *	48,239	757	—	—	48,239	757
PG&E Corp *	4,624	190	—	—	4,624	190
Pinnacle West Capital Corp *	15,576	567	—	—	15,576	567
PPL Corp *	4,691	117	—	—	4,691	117
Progress Energy Inc	3,128	123	180,026	7,061	183,154	7,184
Public Service Enterprise Group Inc *	6,256	196	—	—	6,256	196
SCANA Corp *	1,904	68	—	—	1,904	68
Southern Co *	10,198	339	—	—	10,198	339
TECO Energy Inc *	3,881	59	—	—	3,881	59
Westar Energy Inc *	1,981	43	—	—	1,981	43
Wisconsin Energy Corp	—	—	18,800	954	18,800	954
Xcel Energy Inc	5,712	118	335,000	6,904	340,712	7,022
	$ 9,250		$ 24,130			$ 33,380
Electrical Components & Equipment - 0.93%
Emerson Electric Co	—	—	145,590	6,361	145,590	6,361
Energizer Holdings Inc (a),*	1,155	58	—	—	1,155	58
General Cable Corp (a),*	544	14	—	—	544	14
Hubbell Inc *	612	24	—	—	612	24
	$ 96		$ 6,361			$ 6,457
Electronics - 0.35%
Arrow Electronics Inc (a),*	1,835	41	—	—	1,835	41
AVX Corp *	717	9	—	—	717	9
Garmin Ltd *	32,467	947	—	—	32,467	947
Tech Data Corp (a),*	915	33	—	—	915	33
Thermo Fisher Scientific Inc (a),*	5,404	265	—	—	5,404	265
Thomas & Betts Corp (a),*	5,958	207	—	—	5,958	207
Tyco Electronics Ltd *	36,800	934	—	—	36,800	934
Vishay Intertechnology Inc (a),*	2,676	21	—	—	2,676	21
	$ 2,457		$ —			$ 2,457
Engineering & Contruction - 0.04%
Aecom Technology Corp (a),*	1,155	27	—	—	1,155	27
Chicago Bridge & Iron Co NV (a),*	1,019	19	—	—	1,019	19
Fluor Corp *	2,107	89	—	—	2,107	89
Jacobs Engineering Group Inc (a),*	815	30	—	—	815	30
KBR Inc *	2,516	51	—	—	2,516	51
McDermott International Inc (a),*	815	18	—	—	815	18

	LargeCap Value	LargeCap Value	Equity Income	Equity Income	Combined	Combined
	Account III	Account III	Account Shares	Account Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
URS Corp (a),*	1,327	$ 52	—	$ —	1,327	$ 52
	$ 286		$ —			$ 286
Entertainment - 0.33%
Madison Square Garden Inc (a),*	680	13	—	—	680	13
OPAP SA ADR	—	—	338,600	2,255	338,600	2,255
Regal Entertainment Group *	721	9	—	—	721	9
	$ 22		$ 2,255			$ 2,277
Environmental Control - 0.30%
Republic Services Inc *	2,466	73	—	—	2,466	73
Waste Management Inc	5,235	164	58,600	1,834	63,835	1,998
	$ 237		$ 1,834			$ 2,071
Food - 3.19%
Campbell Soup Co *	1,152	41	—	—	1,152	41
ConAgra Foods Inc *	35,466	827	—	—	35,466	827
Corn Products International Inc *	1,358	41	—	—	1,358	41
Dean Foods Co (a),*	23,359	235	—	—	23,359	235
Del Monte Foods Co *	3,604	52	—	—	3,604	52
General Mills Inc	4,216	150	59,200	2,103	63,416	2,253
Hershey Co/The *	1,171	56	—	—	1,171	56
HJ Heinz Co *	2,923	126	—	—	2,923	126
Hormel Foods Corp *	1,146	46	—	—	1,146	46
JM Smucker Co/The *	3,735	225	—	—	3,735	225
Kellogg Co *	475	24	—	—	475	24
Kraft Foods Inc	56,738	1,589	260,176	7,285	316,914	8,874
Kroger Co/The	6,595	130	54,300	1,069	60,895	1,199
Safeway Inc *	41,741	820	—	—	41,741	820
Sara Lee Corp *	75,396	1,063	—	—	75,396	1,063
Smithfield Foods Inc (a),*	43,400	647	—	—	43,400	647
SUPERVALU Inc *	13,685	149	—	—	13,685	149
Sysco Corp	38,069	1,088	134,100	3,831	172,169	4,919
Tyson Foods Inc *	33,833	555	—	—	33,833	555
	$ 7,864		$ 14,288			$ 22,152
Forest Products & Paper - 0.05%
Domtar Corp *	679	33	—	—	679	33
International Paper Co *	1,632	37	—	—	1,632	37
MeadWestvaco Corp *	3,119	69	—	—	3,119	69
Plum Creek Timber Co Inc *	1,564	54	—	—	1,564	54
Rayonier Inc *	951	42	—	—	951	42
Weyerhaeuser Co *	2,666	94	—	—	2,666	94
	$ 329		$ —			$ 329
Gas - 1.31%
AGL Resources Inc *	1,407	51	—	—	1,407	51
Atmos Energy Corp *	1,677	45	—	—	1,677	45
CenterPoint Energy Inc *	6,595	87	—	—	6,595	87
Energen Corp *	1,307	58	—	—	1,307	58
NiSource Inc *	37,015	537	—	—	37,015	537
Sempra Energy	2,739	128	173,700	8,127	176,439	8,255
Southern Union Co *	2,028	44	—	—	2,028	44
Vectren Corp *	1,477	35	—	—	1,477	35
	$ 985		$ 8,127			$ 9,112
Hand & Machine Tools - 0.02%
Snap-On Inc *	762	31	—	—	762	31
Stanley Black & Decker Inc *	1,745	88	—	—	1,745	88
	$ 119		$ —			$ 119
Healthcare - Products - 2.16%
Becton Dickinson and Co	—	—	14,800	1,001	14,800	1,001
Boston Scientific Corp (a),*	16,385	95	—	—	16,385	95
Covidien PLC *	27,972	1,124	—	—	27,972	1,124
Hill-Rom Holdings Inc *	136	4	—	—	136	4
Hologic Inc (a),*	4,218	59	—	—	4,218	59
Inverness Medical Innovations Inc (a),*	1,019	27	—	—	1,019	27
Johnson & Johnson *	100,474	5,934	83,300	4,919	183,774	10,853
Kinetic Concepts Inc (a),*	725	27	—	—	725	27
Medtronic Inc	3,399	123	41,600	1,509	44,999	1,632
Zimmer Holdings Inc (a),*	2,720	147	—	—	2,720	147
	$ 7,540		$ 7,429			$ 14,969
Healthcare - Services - 0.32%
Aetna Inc *	5,711	151	—	—	5,711	151
Brookdale Senior Living Inc (a),*	1,223	18	—	—	1,223	18
CIGNA Corp *	2,870	89	—	—	2,870	89
Community Health Systems Inc (a),*	20,776	702	—	—	20,776	702
Coventry Health Care Inc (a),*	1,943	34	—	—	1,943	34
Health Net Inc (a),*	1,893	46	—	—	1,893	46
Humana Inc (a),*	2,311	106	—	—	2,311	106
LifePoint Hospitals Inc (a),*	989	31	—	—	989	31
Quest Diagnostics Inc *	339	17	—	—	339	17
Tenet Healthcare Corp (a),*	2,807	12	—	—	2,807	12
UnitedHealth Group Inc *	25,398	721	—	—	25,398	721
Universal Health Services Inc *	1,427	55	—	—	1,427	55
WellPoint Inc (a),*	4,624	226	—	—	4,624	226
	$ 2,208		$ —			$ 2,208

	LargeCap Value	LargeCap Value	Equity Income	Equity Income	Combined	Combined
	Account III	Account III	Account Shares	Account Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Home Builders - 0.17%
DR Horton Inc *	25,616	$ 252	—	$ —	25,616	$ 252
NVR Inc (a),*	925	606	—	—	925	606
Pulte Group Inc (a),*	40,843	338	—	—	40,843	338
	$ 1,196		$ —			$ 1,196
Home Furnishings - 0.01%
Harman International Industries Inc (a),*	562	17	—	—	562	17
Whirlpool Corp *	748	66	—	—	748	66
	$ 83		$ —			$ 83
Housewares - 0.01%
Newell Rubbermaid Inc *	4,240	62	—	—	4,240	62

Insurance - 7.19%
ACE Ltd	47,975	2,470	249,900	12,865	297,875	15,335
Aflac Inc *	407	18	—	—	407	18
Allianz SE ADR	—	—	208,022	2,047	208,022	2,047
Allied World Assurance Co Holdings Ltd *	903	41	—	—	903	41
Allstate Corp/The	15,954	459	170,744	4,905	186,698	5,364
American Financial Group Inc/OH *	1,567	43	—	—	1,567	43
American National Insurance Co *	136	11	—	—	136	11
Aon Corp *	3,808	141	—	—	3,808	141
Arch Capital Group Ltd (a),*	831	62	—	—	831	62
Arthur J Gallagher & Co *	1,291	32	—	—	1,291	32
Aspen Insurance Holdings Ltd *	1,511	37	—	—	1,511	37
Assurant Inc *	1,904	66	—	—	1,904	66
Axis Capital Holdings Ltd *	1,496	44	—	—	1,496	44
Berkshire Hathaway Inc (a),*	31,708	2,527	—	—	31,708	2,527
Brown & Brown Inc *	562	11	—	—	562	11
Chubb Corp	7,824	391	95,800	4,791	103,624	5,182
Cincinnati Financial Corp *	2,631	68	—	—	2,631	68
CNA Financial Corp (a),*	272	7	—	—	272	7
Endurance Specialty Holdings Ltd *	578	22	—	—	578	22
Erie Indemnity Co *	161	7	—	—	161	7
Everest Re Group Ltd *	1,020	72	—	—	1,020	72
Fidelity National Financial Inc	—	—	325,577	4,229	325,577	4,229
Genworth Financial Inc (a),*	6,663	87	—	—	6,663	87
Hanover Insurance Group Inc/The *	798	35	—	—	798	35
Hartford Financial Services Group Inc *	4,420	98	—	—	4,420	98
HCC Insurance Holdings Inc *	2,045	51	—	—	2,045	51
Lincoln National Corp *	3,263	79	—	—	3,263	79
Loews Corp *	4,420	147	—	—	4,420	147
Mercury General Corp *	496	21	—	—	496	21
MetLife Inc	66,364	2,505	114,700	4,331	181,064	6,836
Old Republic International Corp *	4,384	53	—	—	4,384	53
OneBeacon Insurance Group Ltd *	417	6	—	—	417	6
PartnerRe Ltd *	1,292	91	—	—	1,292	91
Progressive Corp/The *	8,841	165	—	—	8,841	165
Protective Life Corp *	1,560	34	—	—	1,560	34
Prudential Financial Inc *	6,527	350	—	—	6,527	350
Reinsurance Group of America Inc *	1,223	56	—	—	1,223	56
RenaissanceRe Holdings Ltd *	952	54	—	—	952	54
StanCorp Financial Group Inc *	894	36	—	—	894	36
Symetra Financial Corp *	421	5	—	—	421	5
Torchmark Corp *	1,360	67	—	—	1,360	67
Transatlantic Holdings Inc *	1,087	52	—	—	1,087	52
Travelers Cos Inc/The *	77,890	3,836	—	—	77,890	3,836
Unitrin Inc *	767	20	—	—	767	20
Unum Group *	4,788	104	—	—	4,788	104
Validus Holdings Ltd	1,471	36	65,100	1,590	66,571	1,626
WR Berkley Corp *	1,645	43	—	—	1,645	43
XL Capital Ltd *	38,312	613	—	—	38,312	613
	$ 15,173		$ 34,758			$ 49,931
Internet - 0.27%
AOL Inc (a),*	11,083	230	—	—	11,083	230
eBay Inc (a),*	65,228	1,279	—	—	65,228	1,279
Expedia Inc *	2,039	38	—	—	2,039	38
Liberty Media Corp - Interactive (a),*	7,502	79	—	—	7,502	79
Symantec Corp (a),*	8,974	125	—	—	8,974	125
Yahoo! Inc (a),*	8,634	120	—	—	8,634	120
	$ 1,871		$ —			$ 1,871
Investment Companies - 0.01%
Ares Capital Corp *	3,195	40	—	—	3,195	40

Iron & Steel - 0.29%
Gerdau Ameristeel Corp (a),*	2,107	23	—	—	2,107	23
Nucor Corp *	29,910	1,144	—	—	29,910	1,144
Reliance Steel & Aluminum Co *	11,647	421	—	—	11,647	421
Schnitzer Steel Industries Inc *	84	3	—	—	84	3
Steel Dynamics Inc *	28,617	378	—	—	28,617	378
United States Steel Corp *	1,810	70	—	—	1,810	70
	$ 2,039		$ —			$ 2,039

	LargeCap Value	LargeCap Value	Equity Income	Equity Income	Combined	Combined
	Account III	Account III	Account Shares	Account Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Leisure Products & Services - 0.07%
Carnival Corp *	2,691	$ 82	—	$ —	2,691	$ 82
Royal Caribbean Cruises Ltd (a),*	17,400	396	—	—	17,400	396
	$ 478		$ —			$ 478
Lodging - 0.01%
Choice Hotels International Inc *	386	12	—	—	386	12
Wyndham Worldwide Corp *	2,991	60	—	—	2,991	60
	$ 72		$ —			$ 72
Machinery - Diversified - 1.58%
AGCO Corp (a),*	1,684	45	—	—	1,684	45
Cummins Inc *	30,894	2,012	—	—	30,894	2,012
Deere & Co	43,466	2,421	115,700	6,442	159,166	8,863
IDEX Corp *	204	6	—	—	204	6
Wabtec Corp/DE *	679	27	—	—	679	27
	$ 4,511		$ 6,442			$ 10,953
Media - 2.86%
Cablevision Systems Corp *	35,944	863	—	—	35,944	863
CBS Corp *	47,444	613	—	—	47,444	613
Comcast Corp - Class A *	182,445	3,169	—	—	182,445	3,169
DIRECTV (a),*	72,356	2,454	—	—	72,356	2,454
Discovery Communications Inc - A Shares (a),*	1,291	46	—	—	1,291	46
DISH Network Corp *	3,331	60	—	—	3,331	60
Gannett Co Inc *	4,236	57	—	—	4,236	57
Liberty Global Inc - A Shares (a),*	2,720	71	—	—	2,720	71
Liberty Media Corp - Capital Series A (a),*	1,460	61	—	—	1,460	61
Liberty Media Corp - Starz (a),*	883	46	—	—	883	46
McGraw-Hill Cos Inc/The *	1,563	44	—	—	1,563	44
Meredith Corp *	340	11	—	—	340	11
New York Times Co/The (a),*	1,816	16	—	—	1,816	16
News Corp - Class A *	118,953	1,423	—	—	118,953	1,423
Thomson Reuters Corp *	2,719	97	—	—	2,719	97
Time Warner Cable Inc *	29,231	1,523	—	—	29,231	1,523
Time Warner Inc *	56,691	1,639	—	—	56,691	1,639
Viacom Inc *	6,256	196	—	—	6,256	196
Walt Disney Co/The	58,966	1,857	78,262	2,465	137,228	4,322
Washington Post Co/The *	68	28	—	—	68	28
Yellow Pages Income Fund	—	—	555,238	3,109	555,238	3,109
	$ 14,274		$ 5,574			$ 19,848
Metal Fabrication & Hardware - 0.00%
Timken Co *	408	11	—	—	408	11

Mining - 0.57%
Alcoa Inc *	9,450	95	—	—	9,450	95
BHP Billiton Ltd ADR	—	—	49,600	3,075	49,600	3,075
Freeport-McMoRan Copper & Gold Inc *	13,200	781	—	—	13,200	781
	$ 876		$ 3,075			$ 3,951
Miscellaneous Manufacturing - 4.54%
3M Co	—	—	49,300	3,894	49,300	3,894
Aptargroup Inc *	1,235	47	—	—	1,235	47
Carlisle Cos Inc *	813	29	—	—	813	29
Cooper Industries PLC *	6,300	277	—	—	6,300	277
Crane Co *	449	14	—	—	449	14
Danaher Corp *	680	25	—	—	680	25
Dover Corp *	990	41	—	—	990	41
Eaton Corp *	7,964	521	—	—	7,964	521
General Electric Co *	378,750	5,461	—	—	378,750	5,461
Honeywell International Inc	58,818	2,296	65,900	2,572	124,718	4,868
Ingersoll-Rand PLC *	43,167	1,489	—	—	43,167	1,489
ITT Corp *	26,193	1,177	—	—	26,193	1,177
Leggett & Platt Inc *	1,046	21	—	—	1,046	21
Parker Hannifin Corp	12,628	700	107,200	5,945	119,828	6,645
Siemens AG ADR	—	—	66,800	5,981	66,800	5,981
SPX Corp *	6,980	369	—	—	6,980	369
Textron Inc *	15,243	259	—	—	15,243	259
Tyco International Ltd *	11,607	409	—	—	11,607	409
	$ 13,135		$ 18,392			$ 31,527
Office & Business Equipment - 0.14%
Pitney Bowes Inc *	1,020	22	—	—	1,020	22
Xerox Corp *	119,521	961	—	—	119,521	961
	$ 983		$ —			$ 983
Oil & Gas - 10.02%
Anadarko Petroleum Corp *	38,405	1,386	—	—	38,405	1,386
Apache Corp *	29,773	2,506	—	—	29,773	2,506
Atwood Oceanics Inc (a),*	145	4	—	—	145	4
Chesapeake Energy Corp *	40,604	851	—	—	40,604	851
Chevron Corp	91,889	6,235	127,284	8,637	219,173	14,872
Cimarex Energy Co *	11,900	852	—	—	11,900	852
ConocoPhillips *	39,839	1,956	—	—	39,839	1,956
Denbury Resources Inc (a),*	4,449	65	—	—	4,449	65
Devon Energy Corp *	31,517	1,920	—	—	31,517	1,920
Enerplus Resources Fund	—	—	206,419	4,452	206,419	4,452

	LargeCap Value	LargeCap Value	Equity Income	Equity Income	Combined	Combined
	Account III	Account III	Account Shares	Account Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Ensco PLC ADR*	24,400	$ 959	—	$ —	24,400	$ 959
EQT Corp *	50,400	1,822	—	—	50,400	1,822
Exxon Mobil Corp	48,021	2,740	109,900	6,272	157,921	9,012
Forest Oil Corp (a),*	18,100	495	—	—	18,100	495
Helmerich & Payne Inc *	1,322	48	—	—	1,322	48
Hess Corp *	3,876	195	—	—	3,876	195
Marathon Oil Corp	44,336	1,379	200,800	6,243	245,136	7,622
Murphy Oil Corp *	2,244	111	—	—	2,244	111
Nabors Industries Ltd (a),*	2,855	50	—	—	2,855	50
Newfield Exploration Co (a),*	12,928	632	—	—	12,928	632
Nexen Inc *	34,600	681	—	—	34,600	681
Noble Energy Inc *	2,311	139	—	—	2,311	139
Occidental Petroleum Corp *	31,998	2,468	—	—	31,998	2,468
Penn West Energy Trust	—	—	248,000	4,717	248,000	4,717
Pioneer Natural Resources Co *	1,277	76	—	—	1,277	76
Pride International Inc (a),*	1,687	38	—	—	1,687	38
Questar Corp *	1,942	88	—	—	1,942	88
Rowan Cos Inc (a),*	1,699	37	—	—	1,699	37
Sunoco Inc *	2,039	71	—	—	2,039	71
Total SA ADR	6,400	286	187,670	8,378	194,070	8,664
Transocean Ltd (a),*	4,800	222	—	—	4,800	222
Unit Corp (a),*	745	30	—	—	745	30
Valero Energy Corp	44,330	797	94,600	1,701	138,930	2,498
	$ 29,139		$ 40,400			$ 69,539
Oil & Gas Services - 0.26%
Baker Hughes Inc *	4,148	172	—	—	4,148	172
Cameron International Corp (a),*	1,767	58	—	—	1,767	58
National Oilwell Varco Inc *	38,776	1,282	—	—	38,776	1,282
Oceaneering International Inc (a),*	951	43	—	—	951	43
Oil States International Inc (a),*	904	36	—	—	904	36
SEACOR Holdings Inc (a),*	413	29	—	—	413	29
Smith International Inc *	3,331	125	—	—	3,331	125
Weatherford International Ltd (a),*	4,759	63	—	—	4,759	63
	$ 1,808		$ —			$ 1,808
Packaging & Containers - 0.06%
Ball Corp *	1,223	65	—	—	1,223	65
Bemis Co Inc *	1,969	53	—	—	1,969	53
Greif Inc *	606	34	—	—	606	34
Owens-Illinois Inc (a),*	1,903	50	—	—	1,903	50
Packaging Corp of America *	1,683	37	—	—	1,683	37
Pactiv Corp (a),*	204	6	—	—	204	6
Sealed Air Corp *	2,891	57	—	—	2,891	57
Sonoco Products Co *	1,819	55	—	—	1,819	55
Temple-Inland Inc *	1,496	31	—	—	1,496	31
	$ 388		$ —			$ 388
Pharmaceuticals - 8.20%
Abbott Laboratories	1,631	76	197,400	9,234	199,031	9,310
AstraZeneca PLC ADR*	23,700	1,117	—	—	23,700	1,117
Bristol-Myers Squibb Co	101,320	2,527	206,077	5,140	307,397	7,667
Cardinal Health Inc *	3,196	107	—	—	3,196	107
Eli Lilly & Co *	10,538	353	—	—	10,538	353
Endo Pharmaceuticals Holdings Inc (a),*	2,133	47	—	—	2,133	47
Forest Laboratories Inc (a),*	4,239	116	—	—	4,239	116
King Pharmaceuticals Inc (a),*	4,520	34	—	—	4,520	34
McKesson Corp *	2,107	142	—	—	2,107	142
Mead Johnson Nutrition Co	2,787	140	102,684	5,147	105,471	5,287
Merck & Co Inc	105,112	3,676	233,149	8,153	338,261	11,829
Mylan Inc/PA (a),*	25,716	438	—	—	25,716	438
NBTY Inc (a),*	951	32	—	—	951	32
Novartis AG ADR	—	—	132,596	6,407	132,596	6,407
Pfizer Inc *	395,120	5,635	160,209	2,285	555,329	7,920
Teva Pharmaceutical Industries Ltd ADR	21,700	1,128	96,500	5,017	118,200	6,145
	$ 15,568		$ 41,383			$ 56,951
Pipelines - 2.01%
El Paso Corp *	7,683	85	—	—	7,683	85
Enterprise Products Partners LP	—	—	178,261	6,305	178,261	6,305
Kinder Morgan Energy Partners LP	—	—	58,114	3,781	58,114	3,781
Oneok Inc *	1,768	77	—	—	1,768	77
Spectra Energy Corp	8,635	173	171,349	3,439	179,984	3,612
Williams Cos Inc *	4,556	83	—	—	4,556	83
	$ 418		$ 13,525			$ 13,943
Real Estate - 0.00%
Forest City Enterprises Inc (a),*	1,997	23	—	—	1,997	23

REITS - 3.55%
Alexandria Real Estate Equities Inc *	633	40	—	—	633	40
AMB Property Corp *	2,584	61	—	—	2,584	61
Annaly Capital Management Inc	6,782	116	534,600	9,168	541,382	9,284
Apartment Investment & Management Co *	1,020	20	—	—	1,020	20
AvalonBay Communities Inc *	995	93	—	—	995	93
Boston Properties Inc *	1,727	123	—	—	1,727	123

	LargeCap Value	LargeCap Value	Equity Income	Equity Income	Combined	Combined
	Account III	Account III	Account Shares	Account Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Brandywine Realty Trust *	2,343	$ 25	—	$ —	2,343	$ 25
BRE Properties Inc *	1,160	43	—	—	1,160	43
Camden Property Trust *	1,216	50	—	—	1,216	50
Chimera Investment Corp	13,768	50	1,133,683	4,093	1,147,451	4,143
Corporate Office Properties Trust SBI MD *	1,046	40	—	—	1,046	40
Douglas Emmett Inc *	2,211	32	—	—	2,211	32
Duke Realty Corp *	3,739	42	—	—	3,739	42
Equity Residential *	3,196	133	—	—	3,196	133
Essex Property Trust Inc *	340	33	—	—	340	33
Federal Realty Investment Trust *	408	29	—	—	408	29
HCP Inc	3,269	105	119,406	3,851	122,675	3,956
Health Care REIT Inc	2,107	89	95,100	4,005	97,207	4,094
Hospitality Properties Trust *	2,226	47	—	—	2,226	47
Host Hotels & Resorts Inc *	8,137	110	—	—	8,137	110
HRPT Properties Trust *	4,710	29	—	—	4,710	29
Kimco Realty Corp	—	—	99,363	1,335	99,363	1,335
Liberty Property Trust *	2,035	59	—	—	2,035	59
Macerich Co/The *	2,345	88	—	—	2,345	88
Mack-Cali Realty Corp *	1,426	42	—	—	1,426	42
Nationwide Health Properties Inc *	2,039	73	—	—	2,039	73
Piedmont Office Realty Trust Inc *	841	16	—	—	841	16
Public Storage Inc *	203	18	—	—	203	18
Realty Income Corp *	1,902	58	—	—	1,902	58
Senior Housing Properties Trust *	2,314	46	—	—	2,314	46
Simon Property Group Inc *	1,088	88	—	—	1,088	88
SL Green Realty Corp *	1,400	77	—	—	1,400	77
Taubman Centers Inc *	968	36	—	—	968	36
UDR Inc *	2,742	52	—	—	2,742	52
Ventas Inc *	1,950	92	—	—	1,950	92
Vornado Realty Trust *	1,768	129	—	—	1,768	129
Weingarten Realty Investors *	1,904	36	—	—	1,904	36
	$ 2,220		$ 22,452			$ 24,672
Retail - 4.12%
American Eagle Outfitters Inc *	2,651	31	—	—	2,651	31
Costco Wholesale Corp	—	—	37,800	2,073	37,800	2,073
CVS Caremark Corp *	49,805	1,460	9,000	264	58,805	1,724
Foot Locker Inc *	15,515	196	—	—	15,515	196
GameStop Corp (a),*	2,583	49	—	—	2,583	49
Gap Inc/The *	133,268	2,593	—	—	133,268	2,593
JC Penney Co Inc *	2,652	57	—	—	2,652	57
Kohl's Corp (a),*	1,359	64	—	—	1,359	64
Lowe's Cos Inc *	4,420	90	—	—	4,420	90
Macy's Inc *	4,896	88	—	—	4,896	88
McDonald's Corp	—	—	143,000	9,419	143,000	9,419
Office Depot Inc (a),*	67,100	271	—	—	67,100	271
RadioShack Corp *	16,083	314	—	—	16,083	314
Ross Stores Inc *	14,800	789	—	—	14,800	789
Sears Holdings Corp (a),*	748	48	—	—	748	48
Signet Jewelers Ltd (a),*	1,554	43	—	—	1,554	43
TJX Cos Inc *	37,700	1,582	—	—	37,700	1,582
Walgreen Co *	1,427	38	—	—	1,427	38
Wal-Mart Stores Inc	8,702	418	181,600	8,729	190,302	9,147
	$ 8,131		$ 20,485			$ 28,616
Savings & Loans - 0.91%
First Niagara Financial Group Inc *	3,799	48	—	—	3,799	48
Hudson City Bancorp Inc	7,275	89	490,900	6,009	498,175	6,098
New York Community Bancorp Inc *	5,376	82	—	—	5,376	82
People's United Financial Inc *	6,256	84	—	—	6,256	84
Washington Federal Inc *	1,903	31	—	—	1,903	31
	$ 334		$ 6,009			$ 6,343
Semiconductors - 3.39%
Advanced Micro Devices Inc (a),*	4,833	35	—	—	4,833	35
Applied Materials Inc	—	—	133,100	1,600	133,100	1,600
Atmel Corp (a),*	816	4	—	—	816	4
Fairchild Semiconductor International Inc (a),*	2,257	19	—	—	2,257	19
Intel Corp	105,608	2,054	514,300	10,003	619,908	12,057
Intersil Corp *	1,147	14	—	—	1,147	14
LSI Corp (a),*	11,828	54	—	—	11,828	54
Maxim Integrated Products Inc	—	—	48,300	808	48,300	808
Microchip Technology Inc	—	—	148,600	4,122	148,600	4,122
Micron Technology Inc (a),*	10,267	87	—	—	10,267	87
PMC - Sierra Inc (a),*	4,054	31	—	—	4,054	31
Taiwan Semiconductor Manufacturing Co Ltd ADR	—	—	444,650	4,340	444,650	4,340
Teradyne Inc (a),*	20,600	201	—	—	20,600	201
Texas Instruments Inc *	8,022	187	—	—	8,022	187
	$ 2,686		$ 20,873			$ 23,559
Software - 1.84%
Broadridge Financial Solutions Inc *	204	4	—	—	204	4
CA Inc *	1,224	22	—	—	1,224	22
Compuware Corp (a),*	1,632	13	—	—	1,632	13
Fidelity National Information Services Inc *	3,603	97	—	—	3,603	97

	LargeCap Value	LargeCap Value	Equity Income	Equity Income	Combined	Combined
	Account III	Account III	Account Shares	Account Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Microsoft Corp	166,594	$ 3,833	332,900	$ 7,660	499,494	$ 11,493
Oracle Corp *	52,543	1,128	—	—	52,543	1,128
	$ 5,097		$ 7,660			$ 12,757
Telecommunications - 5.72%
Amdocs Ltd (a),*	2,516	68	—	—	2,516	68
AT&T Inc *	274,770	6,647	218,600	5,288	493,370	11,935
BCE Inc	—	—	171,000	5,005	171,000	5,005
CenturyLink Inc	3,264	109	30,300	1,009	33,564	1,118
Cisco Systems Inc (a),*	80,589	1,717	—	—	80,589	1,717
CommScope Inc (a),*	1,707	41	—	—	1,707	41
Corning Inc *	128,168	2,070	—	—	128,168	2,070
EchoStar Holding Corp (a),*	712	14	—	—	712	14
Frontier Communications Corp *	3,282	23	—	—	3,282	23
JDS Uniphase Corp (a),*	9,000	88	—	—	9,000	88
Motorola Inc (a),*	198,231	1,292	—	—	198,231	1,292
NII Holdings Inc (a),*	612	20	—	—	612	20
Nippon Telegraph & Telephone Corp ADR	—	—	47,800	972	47,800	972
Nokia OYJ ADR*	46,600	380	—	—	46,600	380
Qwest Communications International Inc	22,233	117	208,500	1,095	230,733	1,212
Sprint Nextel Corp (a),*	225,039	954	—	—	225,039	954
Telefonica SA ADR	—	—	25,700	1,427	25,700	1,427
Telephone & Data Systems Inc *	1,427	43	—	—	1,427	43
Tellabs Inc *	7,208	46	—	—	7,208	46
Verizon Communications Inc	33,528	939	184,800	5,178	218,328	6,117
Vodafone Group PLC ADR	33,000	682	215,300	4,450	248,300	5,132
Windstream Corp *	4,530	48	—	—	4,530	48
	$ 15,298		$ 24,424			$ 39,722
Textiles - 0.03%
Cintas Corp *	1,964	47	—	—	1,964	47
Mohawk Industries Inc (a),*	2,815	129	—	—	2,815	129
	$ 176		$ —			$ 176
Toys, Games & Hobbies - 1.18%
Mattel Inc	2,583	55	385,331	8,154	387,914	8,209

Transportation - 2.46%
Con-way Inc *	597	18	—	—	597	18
CSX Corp *	4,216	209	—	—	4,216	209
FedEx Corp *	15,704	1,101	—	—	15,704	1,101
Frontline Ltd/Bermuda *	136	4	—	—	136	4
Norfolk Southern Corp	4,011	213	98,600	5,231	102,611	5,444
Ryder System Inc *	407	16	—	—	407	16
Teekay Corp *	438	12	—	—	438	12
Tidewater Inc *	941	36	—	—	941	36
Union Pacific Corp	22,085	1,535	125,500	8,723	147,585	10,258
	$ 3,144		$ 13,954			$ 17,098
Water - 0.01%
American Water Works Co Inc *	2,923	60	—	—	2,923	60

TOTAL COMMON STOCKS	$ 238,196		$ 426,448			$ 664,644

	LargeCap Value	LargeCap Value	Equity Income	Equity Income	Combined	Combined
	Account III	Account III	Account Shares	Account Value	Portfolio Shares	Portfolio Value
PREFERRED STOCKS - 0.63%	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Banks - 0.24%
National City Capital Trust II *	—	—	43,900	1,020	43,900	1,020
National City Capital Trust III *	—	—	28,200	642	28,200	642
	$ —		$ 1,662			$ 1,662
Diversified Financial Services - 0.09%
National City Capital Trust IV *	—	—	24,700	623	24,700	623

REITS - 0.30%
Public Storage Inc 6.63%; Series M *	—	—	66,200	1,613	66,200	1,613
Public Storage Inc 7.25%; Series K *	—	—	18,700	474	18,700	474
	$ —		$ 2,087			$ 2,087
TOTAL PREFERRED STOCKS	$ —		$ 4,372			$ 4,372
	LargeCap Value		Equity Income		Combined
	Account III	LargeCap Value	Account	Equity Income	Portfolio	Combined
	Principal	Account III	Principal	Account Value	Principal	Portfolio Value
BONDS - 0.16%	Amount (000's)	Value (000's)	Amount (000's)	(000's)	Amount (000's)	(000's)
Healthcare - Services - 0.07%
Aetna Inc
7.88%, 3/1/2011	$ —	$ —	$ 450	$ 468	$ 450	$ 468

Telecommunications - 0.09%
Telus Corp
8.00%, 6/1/2011	—	—	634	672	634	672

TOTAL BONDS	$ —		$ 1,140			$ 1,140

	LargeCap Value		Equity Income		Combined
	Account III	LargeCap Value	Account	Equity Income	Portfolio	Combined
U.S. GOVERNMENT & GOVERNMENT AGENCY	Principal	Account III	Principal	Account Value	Principal	Portfolio Value
OBLIGATIONS - 0.01%	Amount (000's)	Value (000's)	Amount (000's)	(000's)	Amount (000's)	(000's)
Federal Home Loan Mortgage Corporation (FHLMC) - 0.01%
6.50%, 9/1/2030(b)	$ —	$ —	$ 23	$ 26	$ 23	$ 26
7.00%, 9/1/2030(b)	—	—	8	9	8	9
		$ —		$ 35		$ 35
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$ —		$ 35		$ 35
	LargeCap Value		Equity Income		Combined
	Account III	LargeCap Value	Account	Equity Income	Portfolio	Combined
	Maturity	Account III	Maturity	Account Value	Maturity	Portfolio Value
REPURCHASE AGREEMENTS - 2.31%	Amount (000's)	Value (000's)	Amount (000's)	(000's)	Amount (000's)	(000's)
Banks - 2.31%
Investment in Joint Trading Account; Bank of America	$3,091	$ 3,092	$ 3,077	$ 3,077	$ 6,168	$ 6,169
Repurchase Agreement; 0.02% dated 06/30/10 maturing 07/01/10
(collateralized by Sovereign Agency Issues and US Treasury Note;
$6,291,701; 0.00% - 4.75%; dated 05/15/14 - 07/15/17)*

Investment in Joint Trading Account; Credit Suisse Repurchase	1,295	1,295	1,289	1,289	2,584	2,584
Agreement; 0.01% dated 06/30/10 maturing 07/01/10 (collateralized by
US Treasury Note; $2,636,048; 1.38%; dated 01/15/13)

Investment in Joint Trading Account; Deutsche Bank Repurchase	764	763	760	760	1,524	1,523
Agreement; 0.03% dated 06/30/10 maturing 07/01/10 (collateralized by
Sovereign Agency Issues; $1,554,275; 4.13% - 4.50%; dated 01/15/13 -
09/27/13)

Investment in Joint Trading Account; Morgan Stanley Repurchase	2,883	2,883	2,870	2,871	5,754	5,754
Agreement; 0.02% dated 06/30/10 maturing 07/01/10 (collateralized by
Sovereign Agency Issues; $5,868,937; 0.00% - 2.50%; dated 07/12/10 -
04/29/14)
		$ 8,033		$ 7,997		$ 16,030
TOTAL REPURCHASE AGREEMENTS		$ 8,033		$ 7,997		$ 16,030
Total Investments		$ 246,229		$ 439,992		$ 686,221
						7,936
Other Assets in Excess of Liabilities, Net - 1.14%		3,618		4,318
Pro Forma Adjustment						(313)
TOTAL NET ASSETS - 100.00%		$ 249,847		$ 444,310		$ 693,844

*		The security or a portion of the security will be disposed of in order to meet the investment objectives and strategies of the Acquiring Fund.
(a) Non-Income Producing Security
(b)		This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:
	LargeCap Value		Equity Income
	Account III		Account	Combined Portfolio
Unrealized Appreciation	$ 15,167		$ 43,000	$ 58,167
Unrealized Depreciation		(28,185)	(36,745)	(64,930)
Net Unrealized Appreciation (Depreciation)	$ (13,018)		$ 6,255	$ (6,763)
Cost for federal income tax purposes	$ 259,247		$ 433,737	$ 692,984
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
	LargeCap Value		Equity Income
Sector/Country	Account III		Account	Combined Portfolio
Financial		24.42%	26.22%	25.57%
Consumer, Non-cyclical		18.73%	16.18%	17.09%
Energy		12.69%	12.13%	12.33%
Industrial		11.54%	11.17%	11.31%
Communications		12.60%	6.90%	8.95%
Consumer, Cyclical		5.83%	10.98%	9.12%
Technology		6.17%	6.42%	6.34%
Utilities		4.11%	7.26%	6.13%
Basic Materials		2.46%	1.76%	2.01%
Mortgage Securities		0.00%	0.01%	0.01%
Other Assets in Excess of Liabilities, Net		1.45%	0.97%	1.14%
TOTAL NET ASSETS		100.00%	100.00%	100.00%

Combined Portfolio Futures Contracts
					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500; September 2010*	Long	36	$9,643	$ 9,240	$ (403)
					$ (403)
All dollar amounts are shown in thousands (000's)

Pro Forma Notes to Financial Statements
June 30, 2010
(unaudited)

1. Description of the Funds
LargeCap Value Account III and Equity Income Account are series of Principal Variable Contracts Funds, Inc. (the “Fund”). The
Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination
On December 14, 2010, the Board of Directors of Principal Variable Contracts Funds, Inc., LargeCap Value Account III approved an
Agreement and Plan of Reorganization (the “Reorganization”) whereby, Equity Income Account will acquire all the assets of
LargeCap Value Account III subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of Equity Income Account.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2010. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of LargeCap Value Account III and Equity Income
Account at June 30, 2010. The unaudited pro forma statements of operations reflect the results of operations of LargeCap Value
Account III and Equity Income Account for the twelve months ended June 30, 2010. The statements have been derived from the
Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for LargeCap Value
Account III and Equity Income Account under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Equity Income Account for pre-combination periods will not be restated.

LargeCap Value Account III will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $47,000. Further, LargeCap Value Account III will also pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Equity Income Account and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $266,000. As of June 30, 2010, the realized loss would be approximately $6,756,000 ($0.22 per share) on a US
GAAP basis.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Security Valuation
LargeCap Value Account III and Equity Income Account value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

Pro Forma Notes to Financial Statements
June 30, 2010
(unaudited)

4. Security Valuation (Continued)

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value are ordinarily not reflected in the account’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine its net asset value, for example weekends and other customary national U.S. holidays, each account’s net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

■Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

■Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

■Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments).
Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Pro Forma Notes to Financial Statements
June 30, 2010
(unaudited)

4. Security Valuation (Continued)

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs. Frequently, fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s
Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.
The following is a summary of the inputs used as of June 30, 2010 in valuing the Accounts’ securities carried at value (amounts shown
in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant	Level 3 - Significant
Account		Prices	Observable Inputs	Unobservable Inputs	Totals (Level 1,2,3)
LargeCap Value Account III

Common Stocks*	$ 238,196		$ —	$ —	$ 238,196
Repurchase Agreements		—	8,033	—	8,033
	Total investments in securities	$ 238,196	$ 8,033	$ —	$ 246,229
Liabilities
Equity Contracts**
Futures	$ (403)		$ —	$ —	$ (403)

Equity Income Account
Bonds	$ —		$ 1,140	$ —	$ 1,140
Common Stocks
Basic Materials		7,821	—	—	7,821
Communications		29,998	—	—	29,998
Consumer, Cyclical		48,731	—	—	48,731
Consumer, Non-cyclical		71,391	—	—	71,391
Energy		53,925	—	—	53,925
Financial		102,081	2,047	—	104,128
Industrial		49,664	—	—	49,664
Technology		28,533	—	—	28,533
Utilities		32,257	—	—	32,257
Preferred Stocks
Financial		—	4,372	—	4,372
Repurchase Agreements		—	7,997	—	7,997
U.S. Government & Government Agency Obligations		—	35	—	35
	Total investments in securities	$424,401	$ 15,591	$ —	$ 439,992

* For additional detail regarding sector classifications, please see the schedule of investments.
** Futures are valued at the unrealized appreciation/depreciation on the instrument.

Pro Forma Notes to Financial Statements
June 30, 2010
(unaudited)
5. Futures Contracts
The Accounts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Accounts may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation)
of investments on the statements of assets and liabilities. When the contracts are closed, the Account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract. There is minimal counterparty credit risk to the Accounts because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

6. Repurchase Agreements
The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

7. Capital Shares
The pro forma net asset value per share assumes issuance of shares of Equity Income Account that would have been issued at June 30,
2010, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of LargeCap Value
Account III, as of June 30, 2010, divided by the net asset value per share of the Equity Income Account as of June 30, 2010. The pro
forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

8. Pro Forma Adjustments
The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on June 30,
2010. The expenses of the LargeCap Value Account III were adjusted assuming the fee structure of the Equity Income Account was in effect for the twelve months ended June 30, 2010.

9. Distributions
No provision for federal income taxes is considered necessary because each fund is qualified as a “regulated investment company”
under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

PART C

OTHER INFORMATION

Item 15. Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i)	The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

1.	Was committed in bad faith; or

2.	Was the result of active and deliberate dishonesty; or

(ii)	The corporate representative actually received an improper personal benefit in money, property, or services; or

(iii)	In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant.
Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the
Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under
Maryland law and the Investment Company Act of 1940. Reference is made to Article VI,
Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and
Section 2-418 of the Maryland General Corporation Law.

The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the
Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the
Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the
Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and
Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities
(other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

Unless otherwise stated, all filing references are to File No. 02-35570

(1) (a)	Amendment and Restatement of the Articles of Incorporation -- Filed as Ex-99.A
on 10/24/00 (Accession No. 0000012601-00-500016) and Filed as Ex-99.A on
04/27/06 (Accession No. 0000009713-06-000042)

(b)	Articles of Amendment (Incorporated by reference from exhibit #1(b)to registration statement No. 333-137812 filed on Form N-14 on 10/5/06)
(Accession No. 0000012601-06-000026)

(c)	Articles of Amendment effective May 17, 2008 Filed as Ex-99.A4 on 04/27/09
(Accession No. 0000898745-09-000217)

(d)	Articles of Amendment dated 06/30/09 – Filed as Ex-99.(A)(2)(C) on 10/07/09
(Accession No. 0000898745-09-000486)

(e)	Articles Supplementary -- Filed as Ex-99.A.1 on 02/13/02 (Accession No.
0001126872-02-000002)

(f)	Articles Supplementary dtd 12/15/03 -- Filed as Ex-99.A on 02/26/04 (Accession
No. 0000870786-04-000042)

(g)	Articles Supplementary dtd 6/14/04 -- Filed as Ex-99.A on 08/27/04 (Accession
No. 0001127048-04-000101)

(h)	Certificate of Correction of Articles Supplementary dtd 10/7/04 -- Filed as Ex-99.A
on 02/24/05 (Accession No. 000087086-05-000028)

(i)	Articles Supplementary dtd 12/13/04 -- Filed as Ex-99.A on 04/29/05 (Accession
No. 0000870786-05-000132)

(j)	Articles Supplementary dtd 07/07/2006 (Incorporated by reference from exhibit
#1(b)(6)to registration statement No. 333-137812 filed on Form N-14 on 10/5/06)
(Accession No. 0000012601-06-000026)

	(k)	Articles Supplementary dtd 06/19/09 – Filed as Ex-99.(A)(3)(G) on 10/07/09
(Accession No. 0000898745-09-000486)

(2)	By-laws -- Filed as Ex-99.B on 12-31-03 (Accession No. 0000870786-03-000210)

(3)	N/A

(4)	Form of Plans of Reorganization (filed herewith as Appendix A to the Proxy
Statement/Prospectus)

(5)	Included in Exhibits 1 and 2 hereto.

(6)	(1)	a.	Amended & Restated Management Agreement dtd 12/31/2009 – Filed as
Ex-99.D(1)(o) on 03/02/10 (Accession No. 0000898745-10-000147)
	(2)	a.	Amended & Restated Sub-Advisory Agreement – AllianceBernstein L.P.
Bernstein dtd 1/1/10 *
	(3)	a.	Edge Asset Management, Inc. Sub-Advisory Agreement dtd 1/4/07 – Filed
as Ex-99.D on 01/09/07 (Accession No. 0000898745-07-000006)
	(4)	a.	Westwood Sub-Advisory Agreement dtd 07/15/08 – Filed as Ex-99.D19A
on 04/27/09 (Accession No. 0000898745-09-000217)

(7)	Distribution Agreement – Filed as Ex-99.E on 10/24/00 (Accession No. 0000012601-00-
500016)
	(1)	Amended & Restated Distribution Agreement dtd 6/14/04 – Filed as Ex-99.E on
08/27/04 (Accession No. 0001127048-04-000101)
	(2)	Distribution Agreement dtd 1/12/07 – Filed as Ex-99.(E)(2) on 02/29/08
(Accession No. 0000950137-08-003049)
	(3)	Distribution Agreement dtd 12/14/09 *

(8)	N/A

(9)	Custodian Agreement
	(1)	Domestic and Global Custodian Agreement with Bank of New York -- Filed as Ex-
99.(G)(1) on 04/25/08 (Accession No. 0000950137-08-006048)

(10)	Rule 12b-1 Plan

	(1)	Class 2 Plan as of 5/1/09 -- Filed as Ex-99.M (1) on 06/26/09 (Accession No.
0000898745-09-000330)
	(2)	Amended Distribution Plan and Agreement Class 2 Shares dtd 5/01/2009 –
Filed as Ex-99.(E)(3) on 10/07/09 (Accession No. 0000898745-09-000486)
	(3)	Amended Distribution Plan and Agreement Class 2 Shares dtd 7/21/2009 – Filed
as Ex-99.(E)(4) on 10/07/09 (Accession No. 0000898745-09-000486)
	(4)	Amended Distribution Plan and Agreement Class 2 Shares dtd 9/21/2009 – Filed
as Ex-99.(E)(5) on 10/07/09 (Accession No. 0000898745-09-000486)

(11) Opinion and Consent of counsel, regarding legality of issuance of shares and other matters*

(12)	Opinion and Consent of ________________________________ on tax matters**

(13)	Not Applicable

(14)	Consent of Independent Registered Public Accountants

	a.	Consent of Ernst & Young LLP*

(15)	Not Applicable

(16)	a.	Powers of Attorney*

(17)	a.	Prospectuses dated May 1, 2010, included in Post-Effective Amendment No. 75 to the registration statement on Form N-1A (File 02-35570) filed on April 28, 2010;
as supplemented on May 3, 2010, May 19, 2010, June 16, 2010, September 16,
2010, and December 15, 2010.

	b.	Statement of Additional Information dated May 1, 2010, included in Post-Effective
Amendment No. 75 to the registration statement on Form N-1A (File 02-35570)
filed on April 28, 2010; as supplemented on May 3, 2010, May 19, 2010, June 16,
2010, September 16, 2010, and December 15, 2010.

	c.	Annual Report of Principal Variable Contracts Funds, Inc. for the fiscal year ended December 31, 2009 (Filed on Form N-CSR on February 26, 2010).

	d.	Semi-Annual Report of Principal Variable Contracts Funds, Inc. for the six-month period ended June 30, 2010 (Filed on Form N-CSRS on August 25, 2010).

*	Filed herein.
**	To be filed by amendment.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the
Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the
Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a post-effective amendment to this
Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the
Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 17th day of December, 2010.

Principal Variable Contracts Funds, Inc.
(Registrant)

/s/ N. M. Everett
N. M. Everett
President, Chief Executive Officer
and Director

Attest:

/s/ Beth C. Wilson
Beth Wilson
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

	Chairman of the Board	December 17, 2010
R. C. Eucher

/s/ Layne A. Rasmussen
	Vice President,	December 17, 2010
L. A. Rasmussen	Controller and Chief
Financial Officer
(Principal Financial
Officer and Controller)

/s/ Nora M. Everett
	President, Chief Executive	December 17, 2010
N. M. Everett	Officer and Director
(Principal Executive Officer)

/s/ Michael J. Beer
	Executive Vice President	December 17, 2010
M. J. Beer

(E. Ballantine)*
	Director	December 17, 2010
E. Ballantine

(K. Blake)*
	Director	December 17, 2010
K. Blake

(C. Damos)*
	Director	December 17, 2010
C. Damos

(R. W. Gilbert)*
	Director	December 17, 2010
R. W. Gilbert

(M. A. Grimmett)*
	Director	December 17, 2010
M. A. Grimmett

(F. S. Hirsch)*
	Director	December 17, 2010
F. S. Hirsch

(W. C. Kimball)*
	Director	December 17, 2010
W. C. Kimball

(B. A. Lukavsky)*
	Director	December 17, 2010
B. A. Lukavsky

(W. G. Papesh)*
	Director	December 17, 2010
W. G. Papesh

(D. Pavelich)*
	Director	December 17, 2010
D. Pavelich

/s/ M. J. Beer
*By
M. J. Beer
Executive Vice President

Pursuant to Powers of Attorney filed herewith

EXHIBIT INDEX
Exhibit No.	Description
4	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy
Statement/Prospectus)

6(2)a	Amended & Restated Sub-Advisory Agreement with AllianceBernstein L.P.

6(4)a	Amended & Restated Sub-Advisory Agreement with Westwood Management Corporation

7(3)	Distribution Agreement

11	Opinion and Consent of counsel regarding legality of issuance of shares and other matters

12**	Opinion and Consent of ________________ - on tax matters**

14(a)	Consent of Ernst & Young LLP, Independent Registered Public Accountants

16(a)	Powers of Attorney

** to be filed by amendment